-----------------------------
                                                             OMB APPROVAL

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                                                   hours per response.......14.
                                                   -----------------------------




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-12


              AllianceBernstein Variable Product Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

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     4)   Date Filed:

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

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. 1345 Avenue of the Americas, New York, New York 10105


                                                             September 29, 2005


Dear Stockholders:


   The Board of Directors (the "Directors") of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") and the series thereof (each a "Portfolio") are pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") to be held on November 15, 2005. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement present several Proposals to be considered at the Meeting.


   At the Meeting, stockholders will be asked to elect Directors. We are also asking that you approve Proposals, as explained in the attached Proxy Statement, that are intended to update and standardize the Fund's governing documents and the Portfolios' fundamental investment policies. Generally, fundamental policies are policies that under federal law can only be changed by a stockholder vote.


   We believe that uniform Fund governing documents and fundamental policies will result in substantial benefits for the Portfolios and their stockholders. The Fund was organized in 1987 and has restrictions that can be traced back to requirements that are no longer applicable. These restrictions can limit the Portfolio's flexibility to act efficiently.


   Although not required, many Portfolios have investment objectives that are fundamental. We are asking that you approve making these investment objectives "non-fundamental." For some of the Portfolios, we are also asking that you approve changes to a Portfolio's investment objective. As a non-fundamental policy, the Portfolios' investment objective can be changed with approval of the Board in the future without the need for the delay or expense of a stockholder vote.

   The Directors have concluded that the Proposals are in the best interests of each of the Portfolios and unanimously recommend that you vote "FOR" the Proposals that apply to the Portfolio in which you have an interest.


   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote promptly by proxy. Computershare Fund Services, Inc., a proxy solicitation firm, has been selected to assist in the proxy solicitation process. No matter how many shares you own, your vote is important.


Sincerely,

Marc O. Mayer
President

                             QUESTIONS AND ANSWERS
             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                                     PROXY

Q. WHY DID YOU SEND ME THIS BOOKLET?


A. This booklet contains the Notice of Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the Proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the Portfolios of the Fund (the "Fund") listed in the accompanying Notice (each a "Portfolio" and, collectively, the "Portfolios").

   Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). As a contractholder, you hold a contract with an Insurer that offers one or more of the Portfolios as an investment option. The Insurers are the stockholders of record. However, because you, the contractholder, are the true beneficial owner of the investment, Insurers will generally pass their voting rights onto you and will vote the shares of each Portfolio that you hold through your insurance contracts in accordance with any instructions you provide. As a contractholder, you have the right to vote for the election of the Directors of the Fund and on the various proposals concerning your investment in a Portfolio.


   References to "you" or "stockholders" throughout the proxy materials shall include stockholders of record (i.e., the Insurers) and contractholders.

Q. WHO IS ASKING FOR MY VOTE?


A. The Board of Directors of the Fund (the "Board") is asking you to vote at the Meeting. The Proposals are as follows:


   The first Proposal is to elect Directors of the Fund. All stockholders will be asked to elect Directors of the Fund.

   We are also asking for your approval of several other Proposals. As more fully explained in the Proxy Statement, not all of these Proposals apply to each Portfolio. These Proposals include the approval of:

  .   the amendment and restatement of the Fund's charter;
  . amendment, elimination or reclassification of certain of the Portfolio's fundamental investment policies; and
  . reclassification of certain fundamental investment objectives as non-fundamental and, in some cases, a change in a Portfolio's investment objective.

Q. HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends that you vote "FOR" all Proposals.

Q. WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on August 24, 2005 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. You will be entitled to vote only on those Proposals that apply to the Portfolio in which you have an interest on the Record Date. If you were a contractholder of an insurance contract that held shares in a Portfolio on the Record Date, you have the right to vote even if you no longer invest in the Portfolio.

Q. WHAT ROLE DOES THE BOARD PLAY?


A. The Board directs the management of the business and affairs of the Fund. Each of the Directors has an obligation to act in what he or she reasonably believes to be the best interests of the Fund, including approv-ing and recommending charter and policy changes such as those proposed in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY ARE THE DIRECTORS PROPOSING THE AMENDMENT AND RESTATEMENT OF THE FUND'S CHARTER?

A. The Fund is organized under Maryland law. We are proposing the amendment and restatement of the Fund's charter for your approval in order to modernize and standardize this document and to facilitate more efficient management of the Fund by giving it greater flexibility as permitted under Maryland law.

Q. WHY ARE THE DIRECTORS PROPOSING TO AMEND, ELIMINATE OR RECLASSIFY CERTAIN OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTIONS?

A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without stockholder vote. We are proposing to standardize these required fundamental policies so that the Portfolios will have uniform policies. Many of the Portfolios adopted other policies as fundamental when it was not necessary to do so. We are proposing to eliminate many of these policies because they are no longer required due to changes in applicable law and can now be eliminated. As explained in the Proxy Statement, certain of these fundamental policies will be reclassified and retained as non-fundamental policies, if stockholders approve making them non-fundamental.

   These proposals would update the Portfolios' fundamental investment policies and standardize them across the Portfolios. The Portfolios would continue to be managed in accordance with the investment policies described in their prospectuses (as such prospectuses are updated from time-to-time). We do not expect that the revised policies would significantly change the way the Portfolios are managed.

Q. WHY ARE THE DIRECTORS PROPOSING THAT YOU APPROVE RECLASSIFYING THE PORTFOLIOS' FUNDAMENTAL INVESTMENT OBJECTIVES AND, IN SOME CASES, MODIFYING THEM?


A. A Portfolio's investment objective generally is not required to be fundamental. Consequently, a Portfolio is not usually required to have a stockholder vote to change its objective under applicable laws. We propose the reclassification of the Portfolios' fundamental investment objectives as non-fundamental to provide the Portfolios with the flexibility to respond to market changes without incurring the expense and delay of seeking a stockholder vote. The reclassification would permit a Portfolio to revise its investment objective in the event that the Board in consultation with the Portfolios' investment adviser, Alliance Capital Management L.P. ("Alliance"), believes it is necessary or appropriate to emphasize different strategies or portfolio allocations in light of then prevailing market conditions or trends. The proposed changes to certain of the Portfolios' investment objectives are intended to simplify and clarify the Portfolios' investment objectives and to make them consistent among similar groups of Portfolios. Any subsequent change in a Portfolio's investment objective would be subject to prior approval by the Board. Stockholders will be given at least 60 days' notice prior to the implementation of a material change in an investment objective.


Q. WHY ARE THERE SO MANY PROPOSALS FOR MULTIPLE PORTFOLIOS IN ONE PROXY
   STATEMENT?


A. The Portfolios are intended to offer a broad range of investment opportunities to investors. We have included all of our Proposals in one Proxy Statement to reduce costs. More tailored Proxy Statements would increase printing and mailing costs significantly. We recognize that the Proxy Statement is lengthy and have endeavored to make it as simple and understandable as possible.


Q. HOW CAN I VOTE MY PROXY?

A. Please follow the voting instructions included on the enclosed Proxy Card.

Q. WHAT IF I WANT TO REVOKE MY PROXY?

A. You can revoke your proxy at any time prior to its exercise by (i) giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by signing and submitting another proxy of a later date or (iii) by personally voting at the Meeting.

Q. WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?


A. If you have questions, you can contact Computershare Fund Services, Inc., a proxy solicitation firm, that has been selected to assist in the proxy solicitation process. The telephone number is (866) 201-1122.

[LOGO] ALLIANCEBERNSTEIN (R)
  Investment Research and Management

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


Americas Government Income Portfolio Money Market Portfolio
Balanced Wealth Strategy Portfolio   Real Estate Investment Portfolio
Global Bond Portfolio                Small Cap Growth Portfolio
Global Dollar Government Portfolio   Small/Mid Cap Value Portfolio
Global Research Growth Portfolio     Total Return Portfolio
Global Technology Portfolio          Utility Income Portfolio
Growth Portfolio                     U.S. Government/High Grade Securities Portfolio
Growth and Income Portfolio          U.S. Large Cap Blended Style Portfolio
High Yield Portfolio                 Value Portfolio
International Portfolio              Wealth Appreciation Strategy Portfolio
International Value Portfolio        Worldwide Privatization Portfolio
Large Cap Growth Portfolio


--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105

--------------------------------------------------------------------------------


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        SCHEDULED FOR NOVEMBER 15, 2005

To the Stockholders of the series of AllianceBernstein Variable Products Series
  Fund, Inc. (the "Fund"):


   Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of the series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios") will be held at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005, at 3:00 p.m. Eastern Time, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement dated September 29, 2005:


    1. The election of Directors of the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;


    2. The amendment and restatement of the charter for the Fund, which will repeal in their entirety all of the currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the accompanying Proxy Statement as Appendix D;


    3. The amendment, elimination, or reclassification as non-fundamental of certain of the Portfolios' fundamental investment restrictions;

    4. The reclassification of the Portfolios' fundamental investment objectives as non-fundamental and, for certain of the Portfolios, a change in the investment objective; and

    5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.


   Any stockholder of record of a Portfolio at the close of business on August 24, 2005 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Proxies are being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed Proxy Card, or to submit voting instructions by telephone at (866) 201-1122 or via the Internet as described on the enclosed Proxy Card.


   The Board of Directors recommends a vote "FOR" each Proposal.

                                          By Order of the Board of Directors,

                                          Mark R. Manley
                                          Secretary

New York, New York

September 29, 2005


--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


   Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or through the Internet to authorize a proxy to vote your shares. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please complete, date, sign and return your Proxy Card promptly in order to save the Fund any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

--------------------------------------------------------------------------------

(R)This is a mark used under license from the owner, Alliance Capital Management L.P.

                               TABLE OF CONTENTS


                                                                                               Page
                                                                                               ----
Introduction                                                                                     1
Proposal One   --  Election of Directors                                                         6
Proposal Two   --  Amendment and Restatement of the Charter for the Fund                        11
Proposal Three --  Approval of Amendment, Elimination, or Reclassification of Fundamental
                   Investment Restrictions                                                      17
Proposal Four  --  Reclassification of Each Portfolio's Fundamental Investment Objective as
                   Non-fundamental and for Certain Portfolios a Change in Investment Objective
                   and Reclassification of Revised Investment Objective as Non-fundamental      33
Independent Registered Public Accounting Firm                                                   37
Proxy Voting and Stockholder Meetings                                                           41
Officers of the Fund                                                                            42
Stock Ownership                                                                                 42
Information as to the Fund's Investment Adviser and Distributor                                 42
Submission of Proposals for Next Meeting of Stockholders                                        43
Other Matters                                                                                   43
Reports to Stockholders                                                                         43
Appendix A     --  Outstanding Voting Shares                                                   A-1
Appendix B     --  Additional Information Regarding Directors                                  B-1
Appendix C     --  Governance and Nominating Committee Charter                                 C-1
Appendix D     --  Form of Articles of Amendment and Restatement                               D-1
Appendix E     --  Stock Ownership                                                             E-1

                                PROXY STATEMENT
             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

                     Americas Government Income Portfolio
                      Balanced Wealth Strategy Portfolio
                             Global Bond Portfolio
                      Global Dollar Government Portfolio

                       Global Research Growth Portfolio

                          Global Technology Portfolio


                               Growth Portfolio
                          Growth and Income Portfolio
                             High Yield Portfolio
                            International Portfolio
                         International Value Portfolio
                          Large Cap Growth Portfolio
                            Money Market Portfolio
                       Real Estate Investment Portfolio
                          Small Cap Growth Portfolio
                         Small/Mid Cap Value Portfolio
                            Total Return Portfolio
                           Utility Income Portfolio
                U.S. Government/High Grade Securities Portfolio
                    U.S. Large Cap Blended Style Portfolio
                                Value Portfolio
                    Wealth Appreciation Strategy Portfolio
                       Worldwide Privatization Portfolio

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------


                        ANNUAL MEETING OF STOCKHOLDERS

                               November 15, 2005

                               -----------------

                                 INTRODUCTION


   This is a combined Proxy Statement for the portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") listed above (each a "Portfolio" and, collectively, the "Portfolios"). The Board of Directors ("Board") is soliciting proxies for an Annual Meeting of Stockholders (the "Meeting") to consider and vote on Proposals that are recommended by the Board.

   The Board is sending you this Proxy Statement to ask for your vote on several Proposals affecting your Portfolio. The Portfolios will hold the Meeting at the offices of the Fund, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, on November 15, 2005 at 3:00 p.m. Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone. The solicitation cost will be borne by the Portfolios. Alliance Capital Management L.P. is the investment adviser to the Portfolios ("Alliance"). The Notice of Annual Meeting of Stockholders Proxy Statement and Proxy Card are being mailed to stockholders on or about September 29, 2005.

   Any stockholder of record who owned shares of a Portfolio as of the close of business on August 24, 2005 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

   Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). Contractholders select a Portfolio as an investment option through an insurance contract with the Insurer. The Insurer that uses a Portfolio as a funding vehicle is, in most cases, the legal stockholder of the Portfolio and, as such, has voting and investment power with respect to the shares. However, the Insurer generally will pass through any voting rights to contractholders and will vote the shares of each Portfolio in the manner directed by a contractholder. With respect to shares for which a contractholder fails to provide voting instructions, or shares that the Insurer holds for its own benefit (i.e., rather than on behalf of a contractholder), the Insurers will vote such shares in the same proportion as the shares for which voting instructions were received from contractholders. For proxies received with no voting instructions on how to vote, the Insurer will vote those shares "FOR" the proposals.


   We have divided the Proxy Statement into five main parts:

Part I   -   Overview of the Board's Proposals.
Part II  -   Discussionof each Proposal and an explanation of why we are requesting that you approve each
             Proposal.
Part III -   Informationabout the Portfolios' independent registered public accounting firm.
Part IV  -   Additionalinformation on proxy voting and stockholder meetings.
Part V   -   Otherinformation about the Fund and the Portfolios.

Part I - Overview of Proposals

   As a stockholder of one or more of the Portfolios, you are being asked to consider and vote on a number of Proposals. While the following list is long, not all of the Proposals apply to each Portfolio. Many of the Proposals relate to conforming changes that will result in standardized policies across the Portfolios.


                               Proposal                                             Portfolio(s) Affected

1.The election of the Directors, each such Director to serve a                         All Portfolios
  term of an indefinite duration and until his or her successor is duly elected or qualifies.

2.The amendment and restatement of the Fund's charter, which                           All Portfolios
  will repeal in their entirety all currently existing charter provi-
  sions and substitute in lieu thereof new provisions set forth in the Form of Articles of Amendment and Restatement attached to this Proxy Statement as Appendix D.

3.The amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions regarding:

   3.A.  Diversification                                                           All Portfolios Except:
                                                                                 Americas Government Income
                                                                            Portfolio, Global Bond Portfolio, and
                                                                             Global Dollar Government Portfolio

   3.B.  Issuing Senior Securities and Borrowing Money                                 All Portfolios

   3.C.  Underwriting Securities                                          Global Research Growth Portfolio, Global
                                                                           Technology Portfolio, Growth Portfolio,
                                                                           Growth and Income Portfolio, High Yield
                                                                        Portfolio, International Portfolio, Large Cap
                                                                          Growth Portfolio, Money Market Portfolio,
                                                                          Small Cap Growth Portfolio, Total Return
                                                                            Portfolio, U.S. Government/High Grade
                                                                          Securities Portfolio, and U.S. Large Cap
                                                                                   Blended Style Portfolio

   3.D.  Concentration of Investments                                                  All Portfolios

   3.E.  Real Estate and Companies that Deal in Real Estate                            All Portfolios

   3.F.  Commodities, Commodity Contracts and Futures                                  All Portfolios
       Contracts

   3.G.  Loans                                                                         All Portfolios

   3.H.  Joint Securities Trading Accounts                                  Americas Government Income Portfolio,
                                                                          Global Bond Portfolio, Global Technology
                                                                        Portfolio, High Yield Portfolio, Real Estate
                                                                           Investment Portfolio, Small Cap Growth
                                                                          Portfolio, Utility Income Portfolio, U.S.
                                                                         Government/High Grade Securities Portfolio,
                                                                            and Worldwide Privatization Portfolio

   3.I.   Exercising Control                                                       All Portfolios Except:
                                                                          Global Research Growth Portfolio, Growth
                                                                         Portfolio, and U.S. Large Cap Blended Style
                                                                                          Portfolio

                         Proposal                                      Portfolio(s) Affected

   3.J.  Other Investment Companies                            Americas Government Income Portfolio,
                                                               Global Bond Portfolio, Global Research
                                                                Growth Portfolio, Global Technology
                                                              Portfolio, Growth and Income Portfolio,
                                                           High Yield Portfolio, International Portfolio,
                                                                Money Market Portfolio, Total Return
                                                           Portfolio, Utility Income Portfolio, and U.S.
                                                             Government/High Grade Securities Portfolio

    3.K.  Oil, Gas, and Other Types of Minerals or Mineral     Americas Government Income Portfolio,
        Leases                                                  Global Bond Portfolio, Global Dollar
                                                              Government Portfolio, Global Technology
                                                              Portfolio, Money Market Portfolio, Real
                                                            Estate Investment Portfolio, Utility Income
                                                               Portfolio, and Worldwide Privatization
                                                                             Portfolio

   3.L.  Purchases of Securities on Margin                             All Portfolios Except:
                                                             Balanced Wealth Strategy Portfolio, Global
                                                                 Research Growth Portfolio, Growth
                                                              Portfolio, Growth and Income Portfolio,
                                                              International Value Portfolio, Large Cap
                                                             Growth Portfolio, Money Market Portfolio,
                                                                Small/Mid Cap Value Portfolio, Value
                                                            Portfolio, and Wealth Appreciation Strategy
                                                                             Portfolio

   3.M.  Short Sales                                                   All Portfolios Except:
                                                             Balanced Wealth Strategy Portfolio, Global
                                                                 Research Growth Portfolio, Growth
                                                              Portfolio, Growth and Income Portfolio,
                                                              International Value Portfolio, Small/Mid
                                                                Cap Value Portfolio, U.S. Large Cap
                                                             Blended Style Portfolio, Value Portfolio,
                                                             and Wealth Appreciation Strategy Portfolio

    3.N.  Pledging, Hypothecating, Mortgaging or Otherwise             All Portfolios Except:
        Encumbering Assets                                      Growth Portfolio and Utility Income
                                                                             Portfolio

   3.O.  Illiquid Securities or Restricted Securities         Global Bond Portfolio, Global Technology
                                                              Portfolio, Growth and Income Portfolio,
                                                           High Yield Portfolio, International Portfolio,
                                                              Large Cap Growth Portfolio, Money Market
                                                            Portfolio, Total Return Portfolio, and U.S.
                                                             Government/High Grade Securities Portfolio

   3.P.  Warrants                                             Americas Government Income Portfolio and
                                                                       Global Bond Portfolio

   3.Q.  Unseasoned Companies                                       Global Technology Portfolio

   3.R.  Requirement to Invest in Specific Investments               Large Cap Growth Portfolio

                           Proposal                                           Portfolio(s) Affected

   3.S.  65% Investment Limitations                                   U.S. Government/High Grade Securities
                                                                    Portfolio, Utility Income Portfolio, and
                                                                        Worldwide Privatization Portfolio

    3.T.  Securities of Issuers in which Officers, Directors or      Global Technology Portfolio, Growth and
        Partners Have an Interest                                  Income Portfolio, International Portfolio,
                                                                    Large Cap Growth Portfolio, Money Market
                                                                      Portfolio, and Total Return Portfolio

   3.U.  Option Transactions                                          Americas Government Income Portfolio,
                                                                     Global Technology Portfolio, Large Cap
                                                                       Growth Portfolio, and Money Market
                                                                                    Portfolio

   3.V.  Purchasing Voting or Other Securities of Issuers            Growth and Income Portfolio, High Yield
                                                                  Portfolio, International Portfolio, Large Cap
                                                                    Growth Portfolio, Money Market Portfolio,
                                                                    Total Return Portfolio, U.S. Government/
                                                                  High Grade Securities Portfolio, and Utility
                                                                                Income Portfolio

   3.W.  Repurchase Agreements                                       Growth and Income Portfolio, High Yield
                                                                  Portfolio, International Portfolio, Large Cap
                                                                    Growth Portfolio, Money Market Portfolio,
                                                                        Total Return Portfolio, and U.S.
                                                                   Government/High Grade Securities Portfolio

   3.X.  Securities with Maturities Greater than One Year                    Money Market Portfolio

    3.Y.  Acquisitions of Certain Preferred Stock and Debt          High Yield Portfolio and U.S. Government/
        Securities                                                       High Grade Securities Portfolio

    3.Z.  Investments in Government Securities Consistent with        U.S. Government/High Grade Securities
        Internal Revenue Code Requirements                                          Portfolio

4.
   A. The reclassification of a Portfolio's fundamental               Americas Government Income Portfolio,
   investment objective as non-fundamental with no change to       Balanced Wealth Strategy Portfolio, Global
   investment objective; and                                        Bond Portfolio, Global Dollar Government
                                                                        Portfolio, Global Research Growth
                                                                     Portfolio, Global Technology Portfolio,
                                                                    High Yield Portfolio, International Value
                                                                    Portfolio, Money Market Portfolio, Small/
                                                                    Mid Cap Value Portfolio, U.S. Government/
                                                                   High Grade Securities Portfolio, U.S. Large
                                                                       Cap Blended Style Portfolio, Value
                                                                   Portfolio, and Wealth Appreciation Strategy
                                                                                    Portfolio

   B. The reclassification as non-fundamental and with changes     1. Global Technology Portfolio
   to specific Portfolio's investment objectives                   2. Growth Portfolio
                                                                   3. Growth and Income Portfolio
                                                                   4. International Portfolio
                                                                   5. Large Cap Growth Portfolio
                                                                   6. Real Estate Investment Portfolio
                                                                   7. Small Cap Growth Portfolio
                                                                   8. Total Return Portfolio
                                                                   9. Utility Income Portfolio
                                                                  10. Worldwide Privatization Portfolio

Part II - Discussion of Each Proposal

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS


   At the Meeting, stockholders will vote on the election of Directors of the Fund. Each Director elected at the Meeting will serve for a term of an indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director. It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Director of the Fund.


                                Ms. Ruth Block
                             Mr. David H. Dievler
                              Mr. John H. Dobkin

                             Mr. Michael J. Downey

                           Mr. William H. Foulk, Jr.

                               Mr. D. James Guzy
                               Mr. Marc O. Mayer

                          Mr. Marshall C. Turner, Jr.

   Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend. The Fund has a policy generally requiring that Directors retire at the end of the calendar year in which they reach the age of 76. The Governance and Nominating Committee and the Board have waived the application of this policy to Mr. Dievler through December 31, 2006.

   Certain information concerning the nominees is set forth below.

                                                                  Number of
                                                                Portfolios in
                                                              Alliance-Bernstein     Other
                                                                 Fund Complex    Directorships
 Name, Address and    Years of     Principal Occupation(s)       Overseen by        Held by
   Date of Birth      Service*       During Past 5 Years           Director        Director
 -----------------   ---------- ----------------------------- ------------------ -------------
DISINTERESTED
DIRECTORS
Ruth Block,#,**      since 1992 Formerly Executive Vice              105             None
500 SE Mizner Blvd.,            President and Chief Insurance
Boca Raton, FL 33432            Officer of The Equitable Life
11/7/30                         Assurance Society of The
                                United States; Chairman and
                                Chief Executive Officer of
                                Evlico (insurance); former
                                Governor at Large, National
                                Association of Securities
                                Dealers, Inc.

--------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committee and the Board of the Fund have waived the application of this retirement policy through December 31, 2006.


** Ms. Block was an "interested person", as defined in the Investment Company
   Act of 1940 (the "1940 Act") from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of Alliance. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of Alliance.


# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

                                                                          Number of
                                                                        Portfolios in
                                                                      Alliance-Bernstein     Other
                                                                         Fund Complex    Directorships
     Name, Address and       Years of     Principal Occupation(s)        Overseen by        Held by
       Date of Birth         Service*       During Past 5 Years            Director        Director
     -----------------      ---------- ------------------------------ ------------------ -------------

David H. Dievler,#          since 1990 Independent consultant. Until         107         None
P.O. Box 167,                          December 1994 he was Senior
Spring Lake,                           Vice President of ACMC
NJ 07762                               ("Alliance Capital
10/23/29                               Management Corporation",
                                       the general partner of
                                       Alliance) responsible for
                                       mutual fund administration.
                                       Prior to joining ACMC in
                                       1984, he was Chief Financial
                                       Officer of Eberstadt Asset
                                       Management since 1968.
                                       Prior to that, he was Senior
                                       Manager at Price Waterhouse
                                       & Co. Member of the
                                       American Institute of
                                       Certified Public Accountants
                                       since 1953.

John H. Dobkin,#            since 1992 Consultant. Formerly                  105         Municipal Art
P.O. Box 12,                           President of Save Venice, Inc.                    Society (New
Annandale,                             (preservation organization)                       York City)
NY 12504                               from 2001-2002, Senior
2/19/42                                Adviser from June 1999 -
                                       June 2000 and President of
                                       Historic Hudson Valley
                                       (historic preservation) from
                                       December 1989 - May 1999.
                                       Previously, Director of the
                                       National Academy of Design
                                       and during 1988-1992,
                                       Director and Chairman of the
                                       Audit Committee of ACMC.

Michael J. Downey,#         N/A        Consultant since 2004.                80          Asia Pacific
c/o Alliance Capital                   Formerly managing partner of                      Fund, Inc.;
  Management L.P.,                     Lexington Capital, LLC                            and the
1345 Avenue of the Americas            (investment advisory firm)                        Merger Fund
New York, NY 10105                     from 1997 until December
1/26/44                                2003. Prior thereto, Chairman
                                       and CEO of Prudential
                                       Mutual Fund Management
                                       (1987-1993).

--------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committee and the Board of the Fund have waived the application of this retirement policy through December 31, 2006.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

                                                                         Number of
                                                                       Portfolios in
                                                                     Alliance-Bernstein       Other
                                                                        Fund Complex      Directorships
    Name, Address and      Years of      Principal Occupation(s)        Overseen by          Held by
      Date of Birth        Service*        During Past 5 Years            Director          Director
    -----------------     ---------- ------------------------------- ------------------ ------------------

Chairman of the Board     since 1990 Investment adviser and                 108         None
William H. Foulk, Jr.,#,+            independent consultant. He
2 Sound View Drive                   was formerly Senior Manager
Suite 100                            of Barrett Associates, Inc., a
Greenwich, CT 06830                  registered investment adviser,
9/7/32                               with which he had been
                                     associated since prior to 2000.
                                     He was formerly Deputy
                                     Comptroller and Chief
                                     Investment Officer of the State
                                     of New York and, prior
                                     thereto, Chief Investment
                                     Officer of the New York Bank
                                     for Savings.

D. James Guzy,#           N/A        Chairman of the Board of                1          Intel Corporation;
P.O. Box 128,                        PLX Technology (semi-                              Cirrus Logic
Glenbrook, NV 89413                  conductors) and of SRC                             Corporation;
3/7/36                               Computers Inc., with which he                      Novellus
                                     has been associated since prior                    Corporation;
                                     to 2000. He is also President                      Micro
                                     of the Arbor Company                               Component
                                     (private family investments).                      Technology; the
                                                                                        Davis Selected
                                                                                        Advisers Group
                                                                                        of Mutual Funds;
                                                                                        and LogicVision

Marshall C. Turner, Jr.,# N/A        Principal of Turner Venture             1          Toppan
220 Montgomery St.                   Associates (venture capital                        Photomasks, Inc.;
Penthouse 10,                        and consulting) since prior to                     the George Lucas
San Francisco,                       2000. Chairman and CEO,                            Educational
CA 94104-3402                        DuPont Photomasks, Inc.,                           Foundation;
10/10/41                             Austin, Texas, 2003-2005, and                      Chairman of the
                                     President and CEO since                            Board of the
                                     company acquired, and name                         Smithsonian's
                                     changed to Toppan                                  National Museum
                                     Photomasks, Inc.                                   of Natural History

--------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committee and the Board of the Fund have waived the application of this retirement policy through December 31, 2006.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+  Member of the Fair Value Pricing Committee.

                                                               Number of
                                                             Portfolios in
                                                           Alliance-Bernstein       Other
                                                              Fund Complex      Directorships
Name, Address and  Years of    Principal Occupation(s)        Overseen by          Held by
  Date of Birth    Service*      During Past 5 Years            Director          Director
-----------------  -------- ------------------------------ ------------------ ------------------

INTERESTED
DIRECTOR***
Marc O. Mayer        N/A    Executive Vice President of            82         SCB Partners,
1345 Avenue of the          ACMC, since 2001, prior                           Inc.; and SCB Inc.
Americas,                   thereto, Chief Executive
New York,                   Officer of Sanford C.
New York 10105              Bernstein & Co., LLC
10/2/57                     (institutional research and
                            brokerage arm of Bernstein &
                            Co., Inc.) and its predecessor
                            since prior to 2000.

--------
* "Years of Service" refers to the total number of years served as a Director. There is no stated term of office for the Fund's Directors, however, the Directors are generally subject to a policy requiring retirement at the age of 76. With respect to Mr. Dievler, the Governance and Nominating Committee and the Board of the Fund have waived the application of this retirement policy through December 31, 2006.



***Mr. Mayer is an "interested person", as defined in the 1940 Act, of the Fund due to his position as Executive Vice President of ACMC.


   As of August 17, 2005, to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. Additional information related to the equity ownership of the Directors and the compensation they received from the Fund is presented in Appendix B. During the Fund's most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of Alliance or of any of its parents or subsidiaries.

   During the Fund's fiscal year ended in 2004, the Board met 12 times. Each Director attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the committees held during the period for which he or she served. The Fund does not have a policy that requires a Director to attend annual meetings of stockholders but the Fund encourages such attendance.

   The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Fund's committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met two times during the Fund's most recently completed fiscal year.

   The Governance and Nominating Committee met two times during the Fund's most recently completed fiscal year. The Board has adopted a charter for its Governance and Nominating Committee, a copy of which is included as Appendix C. Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee also may set standards or qualifications for Directors. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.


   The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.


   The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Governance and Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Governance and Nominating Committee are included in Appendix C.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's net asset value ("NAV") by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee did not meet during the Fund's most recently completed fiscal year.

   The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

   The Board unanimously recommends that the stockholders vote "FOR" each of the nominees to serve as a Director of the Fund. The election of a nominee as a Director requires a plurality of the votes cast.

                                 PROPOSAL TWO
                 THE AMENDMENT AND RESTATEMENT OF THE CHARTER
                                 FOR THE FUND

   The Fund is organized as a Maryland corporation and is subject to Maryland General Corporation Law ("MGCL"). Under the MGCL, the Fund is formed pursuant to a charter ("Charter") that sets forth various provisions relating primarily to the governance of the Fund and powers of the Fund to conduct business. The Board has declared advisable and recommends to the Fund's stockholders the amendment and restatement of the Charter. Alliance, the investment adviser to the Portfolios, advised the Board that the proposed amendments have two primary objectives. First, Alliance believes that it is important to update the Charter to take full advantage of the flexibility afforded by the provisions of the MGCL, as they currently exist or may be changed in the future. Second, Alliance believes that the Charter should be standardized so that there will be no differences among the other AllianceBernstein Mutual Funds. In the past, the existence of different Charter provisions has imposed burdens in administering the AllianceBernstein Funds and, in some cases, limited a Board's or the Fund's power to take actions that would benefit the Fund and its stockholders.


   Many of the proposed amendments are technical amendments that are designed to allow the Fund's Board to take full advantage of the provisions of the MGCL. Some provisions contained in the Charter are now obsolete because they are regulated by the 1940 Act or the MGCL and are no longer required in the Charter. For these reasons, Alliance recommended to the Board the amendment and restatement of the Charter as discussed below in order to modernize and standardize it, which will facilitate the Board's ability to direct the management of the business and affairs of the Portfolio. The Board recommends that stockholders approve the amendment and restatement of the Charter for the Fund. The amendment and restatement of the Charter will be accomplished by repealing in their entirety all of the existing Charter provisions and substituting in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement (the "New Charter") attached as Appendix
D. A detailed summary of the amendments is set forth below. If a stockholder of the Fund would like a copy of the current Charter, please write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


   If approved, the New Charter will give the Board more flexibility and broader power to act than does the current Charter. This increased flexibility may allow the Board to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Fund to operate in a more efficient and economical manner.


   The proposed amendments to the Charter fall generally under four broad categories: (i) series and class structure and related provisions, (ii) stockholder voting provisions, (iii) mandatory and other redemption provisions and (iv) liability exculpation and indemnification and expense advance provisions. The following discusses the material changes for the Fund within these broad categories and the additional categories, and discusses the Board's recommendations as to each amendment.


A. Series and Class Structure and Related Provisions

   Alliance recommended, and the Board declared advisable, the proposed amendments concerning the establishment and administration of series and classes of the Fund's stock to update the Charter to provide the Board with the broadest flexibility to act with respect to series or classes of stock under the MGCL subject to the 1940 Act. The New Charter provisions would clarify the classification and designation of stock and the allocation of assets and expenses among series or classes of stock and the Board's powers with respect to these allocations. These changes are intended to improve administration of the Portfolios and would not affect the management of the Portfolios. The New Charter contains provisions that:

  . Provide for the automatic readjustment of the number of authorized shares of a class or series of the Fund that are classified or reclassified into shares of another series or class of the Fund. This change is administrative and provides for automatic readjustment in the number of shares where changes are made to one series or class. See New Charter, Article Fifth, Section 1.

  . Clarify that redeemed or otherwise acquired shares of stock of a series or class shall constitute authorized but unissued shares of stock of that series or class and, in connection with a liquidation or reorganization of a series or class of the Fund in which outstanding shares of such class or series are redeemed by the Fund, that all authorized but unissued shares of such class or series shall automatically be returned to the status of authorized but unissued shares of common stock, without further designation as to class or series. This change is for administrative flexibility and avoids the necessity to authorize the issuance of additional shares when shares have been previously authorized by the Board. See New Charter, Article Fifth, Section 10(e).

  . Clarify that the Fund's Board has sole discretion to allocate the Fund's general assets and provide that any general assets allocated to a series or class will irrevocably belong to that series or class. This change makes the Board's discretion explicit in the New Charter and conforms provisions in the New Charter to the MGCL. See New Charter, Article Fifth, Sections 3 and 4.

  . Clarify that debts, liabilities, obligations and expenses of a series or class shall be charged to the assets of the particular series or class and to provide that the Board's determination with respect to the allocation of all debts, liabilities, obligations and expenses will be conclusive. This change conforms provisions in the New Charter to the MGCL and makes the Board's powers to determine allocations of debts, liabilities, obligations and expenses explicit. See New Charter, Article Fifth, Section 5.


  . Provide that debts, liabilities, obligations and expenses of a series or class are enforceable only with respect to that series or class and not against the assets of the Fund generally. This change would clarify that the debts, liabilities, obligations and expenses of one series or class of the Fund are enforceable only with respect to that series or class, which is consistent with a provision of the MGCL that protects the stockholders of a fund's other series or classes of stock. See New Charter, Article Fifth, Section 5.

  . Provide that the Board may provide a specified holding period prior to the record date for stockholders to be entitled to dividends (deleting the requirement that such holding period may not exceed a maximum of 72 hours) and to provide that dividends or distributions may be paid in-kind. This change gives the discretion to specify holding periods rather than specifying them in the Charter and provides the Board with the flexibility in the payment of dividends, whether in cash or in-kind. See New Charter, Article Fifth, Section 7.

  . Permit the Board discretion to call for the automatic conversion of any share class into any other share class to the extent disclosed in the applicable registration statement and permitted by applicable laws and regulations. This change gives the Board broader flexibility to determine class conversions between classes. See New Charter, Article Fifth,
      Section 11.


  . Add a provision that all persons who acquire stock or other securities of the Fund shall acquire the same subject to the Charter provisions and Bylaws. Consistent with Maryland law, this change makes it explicit that the Fund's stockholders are subject to the Fund's Charter and Bylaws. See New Charter, Article Fifth, Section 15.

   In addition to the New Charter provisions discussed above, Alliance recommended, and the Board declared advisable, that the following provisions be deleted because they are codified under the 1940 Act and/or the MGCL and are not required to be included in the Charter. The New Charter:

  . Deletes a provision granting the Board power to increase or decrease the number of shares in a class pursuant to classification or reclassification.

  . Deletes as obsolete a provision prohibiting the Board from reducing the number of shares of any class below the number of outstanding shares.

  . Deletes a provision permitting the Board to designate unissued Fund shares as a class or series of preferred or special stock excluded from the definition of "senior security."

B. Stockholder Voting Provisions

   Alliance recommended, and the Board declared advisable, proposed minor changes to the Fund's voting provisions. These changes are intended to give the Board more flexibility in setting voting requirements consistent with current MGCL provisions and the interests of stockholders. These changes also clarify quorum requirements at meetings for specific classes or series and for the Fund as a whole. These changes would not affect the management of a Portfolio. The New Charter contains provisions that:

  . Permit, as to any matter submitted to stockholders, the Fund to calculate the number of votes to which a stockholder is entitled to cast on such matter based on the net NAV of shares rather than on the basis of one vote for each share outstanding. Votes would be so calculated only if approved in advance by the Board, and only if the Fund first obtains an exemptive order from the SEC permitting the Fund to calculate votes in this manner. This change would permit the Board to address circumstances in which there are material disparities in NAV per share among the series of the Fund resulting in inequitable voting rights among the stockholders of the various series in relation to the value of a stockholder's investment. See New Charter, Article Fifth, Section 8.

  . Permit the Fund's Board to determine certain matters that are subject to vote only by a specific class or series of the Fund, rather than by all stockholders of the Fund as a single class. The Board would have this discretion only for matters that are not otherwise prescribed under the 1940 Act or other applicable law. The existing Charter provides that stockholders of a specific class or series of stock will vote on issues pertaining only to that class or series of stock. The second change is intended to clarify that the Board may make the determination of whether an issue pertains only to a class or series where it is not otherwise specified by law. See New Charter, Article Fifth, Section 8.

  . Clarify that where the Charter (in addition to applicable laws) mandates a separate vote by one or more series or classes of the Fund's stock, a quorum will be determined by the number of shares the holders of which are present in person or by proxy at the meeting of that specific class or series, rather than for the Fund as a whole. See New Charter, Article Seventh, Section 3.

C. Mandatory and Other Redemption Provisions


   Alliance recommended, and the Board declared advisable, proposed changes to give the Board more flexibility to redeem stockholder accounts that fall below a certain threshold. Alliance advised that small accounts are costly for the Fund to maintain, often at the expense of larger stockholders. Currently, the Charter provides that the Board may cause the Fund to redeem a stockholder's shares from the Fund if, after redemption, in certain cases, or otherwise in other cases, the amount that the stockholder has invested in the Fund falls below $200) or such other amount that the Board may determine. This provision also includes a cap of $25,000 on the dollar amount that the Board may set and a stockholder notice requirement. The amendments recommended by Alliance, and declared advisable by the Board, would give the Board greater administrative flexibility to determine when it is in the best interests of the Fund to redeem small accounts by giving the Board sole discretion to set the mandatory threshold for redemption. In addition, these amendments would delete the notice provision and permit the Board to cause the Fund to make mandatory redemptions for other purposes, such as a reorganization of the Fund, as now permitted by relatively recent amendments to the MGCL. If these changes are adopted, upon approval by the Board, the typical Fund reorganization or liquidation will require only the stockholder approval required under the 1940 Act, if any. The New Charter provisions:


  . Clarify that the Fund may redeem shares at NAV where a stockholder fails to maintain a minimum amount determined by the Board, in its sole discretion. See New Charter, Article Fifth, Section 10(c).

  . Provide that the Board may cause the Fund to redeem shares for "any other purposes," subject to the 1940 Act, such as a reorganization of the Fund. See New Charter, Article Fifth, Section 10(c).


   Alliance recommended, and the Board declared advisable, the proposed changes discussed below to clarify that the Board may impose certain fees upon redemption. These changes would give the Board increased flexibility to impose fees upon redemption where the Directors determine that to do so would be in the best interests of the Fund or a Portfolio. For example, under the flexibility provided by this revision, the Board could determine to impose a redemption fee to discourage market timing in a Portfolio. This flexibility is consistent with the requirements of Rule 22c-2 under the 1940 Act, which requires the Board to determine whether it is necessary or appropriate to impose a redemption fee or whether a redemption fee is not necessary or not appropriate. In connection therewith, the Charter also would be changed to provide that redemption proceeds be reduced by any applicable redemption fee, "other amount" or contingent deferred sales charge. These provisions would be extended to all classes of shares of the Fund and would:

  . Clarify that the Board may impose a redemption charge, deferred sales charge, redemption fee or "other amount" upon redemption. See New Charter, Article Fifth, Section 10(a).

  . Clarify that redemption proceeds be reduced by any applicable redemption fee, "other amount" or contingent deferred sales charge. See New Charter, Article Fifth, Section 10(b).

   The following changes are intended to conform the redemption provisions to those permitted under the 1940 Act and the MGCL and to give the Board greater administrative flexibility in managing the Fund. The changes provide the Board with greater flexibility in the administration of the Fund and make the Board's role in setting redemption procedures explicit. The changes would not result in any changes in the Fund's redemption procedures. The New Charter provisions:


  . Allow a Board to establish procedures for the redemption of stock. See New Charter, Article Fifth, Section 10(a).

  . Delete a provision authorizing the Fund, upon Board authorization, to buy back shares at a price not exceeding NAV by an agreement with stockholders.


D. Liability Exculpation and Indemnification and Expense Advance Provisions


   The existing Charter or Bylaws of the Fund generally provide that, to the maximum extent permitted by the MGCL and the 1940 Act, Directors and officers shall not be liable to the Fund or its stockholders for money damages and shall be indemnified by the Fund and have expenses advanced by the Fund. Alliance recommended to the Board and the Board declared advisable, that the Fund's Charter be revised to clarify that the Fund has the power to indemnify and advance expenses to its Directors and officers to the maximum extent permitted by the 1940 Act and the MGCL. The 1940 Act and the MGCL provide extensive regulation of the indemnification that the Fund may provide to its Directors and officers. Alliance advised the Board that the proposed changes to the existing Charter are intended only to make the indemnification provisions clearer and would not change the Fund's existing indemnification obligations to the Fund's Directors and officers. The Fund's Board believes that it is important for the Fund to be able to limit the liability of its Directors and officers to the maximum extent permitted by law and indemnify and advance expenses to the maximum extent permitted by law in order to promote effective management and oversight of the Fund. More restrictive indemnification provisions may make it difficult to attract and retain qualified Directors and officers. These changes update the Fund's indemnification provisions consistent with the current industry standard as permitted under the 1940 Act and the MGCL.


   The indemnification provisions in the New Charter will:

  . Authorize the Fund to obligate itself to indemnify and advance expenses to the maximum extent permitted by the MGCL. See New Charter, Article Eighth, Section 2.

  . Allow the Fund to indemnify and advance expenses, subject to Board approval, to any person who served as a Director to a predecessor of the Fund in any capacity that may be indemnified under the Fund's Charter. See New Charter, Article Eighth, Section 2.

  . Replace the specific 1940 Act limitations on exculpation, indemnification and advance of expenses in cases of willful misfeasance, bad faith, negligence, or reckless disregard for duties with a general reference to limitations on exculpation, indemnification and advance of expenses imposed under the 1940 Act. See New Charter, Article Eighth, Section 3.

  . Extend the non-applicability to a Director or officer of subsequent changes to the indemnification policies to subsequent changes made to indemnification provisions contained in the Fund's Charter or Bylaws. See New Charter, Article Eighth, Section 4.


  . Add a provision that Directors and officers are not liable to the Fund or its stockholders for money damages to the maximum extent permitted by law. See New Charter, Article Eighth, Section 1.


E. Other Revisions

(i) Corporate Purpose


   The existing Charter enumerates a list of specific powers of the Fund. The proposed changes would delete these provisions and provide instead that the Fund has all powers permitted by the MGCL. The Fund is not required to list specific powers in its Charter and the current specificity may limit the Fund's power and may restrict the Fund's power to undertake certain activities without incurring the cost and delay of a stockholder vote and to respond quickly to regulatory developments to the detriment of the Fund. Changing the existing Charter to give the Fund the powers permitted under the MGCL will give the Fund greater flexibility. The New Charter:


  . Deletes specific powers of the Fund, and provides instead that the Fund shall have all powers conferred upon it or permitted by the MGCL.

(ii)Board of Directors


   The New Charter would provide that the minimum number of Directors for the Fund shall be one and eliminate the maximum number of Directors provided in the existing Charter. The current Charter provides for a minimum of two and a maximum of twenty Directors. Alliance advised the Board that this change would give the Board flexibility to determine the number of Directors for the Fund based on the specific needs of the Fund. The changes would also revise the general powers of the Board and explicitly permit the Board to authorize the issuance of stock and other securities without stockholder approval. The proposed changes recommended by Alliance, and declared advisable by the Board, would provide greater flexibility for the Board to oversee the Fund, especially the power to authorize the issuance of shares to the extent permitted by the MGCL. These changes would not affect the management of the Fund. The New
Charter:


  . Provides that the minimum number of Directors for the Fund shall be one. See New Charter, Article Sixth.

  . Expands the general powers of the Board and explicitly permits the Board to authorize the issuance of stock and other securities without stockholder approval. See New Charter, Article Seventh, Section 1(c).

(iii)Interested Persons Provisions


   The Charter currently permits contracts to provide services between the Fund and interested persons of the Fund, including Alliance. Presumably, these provisions were based on provisions in operating company charters that permit such arrangements. The 1940 Act, rather than the MGCL, determines and limits transactions between the Fund and its affiliates and sets forth specific procedures the Fund must follow. The provisions are not required in the Fund's Charter and may conflict with the provisions of the 1940 Act. The proposed change will:


  . Delete a provision regarding the procedures that the Fund must follow to enter into a contract with an affiliate.

(iv)Dividends and Distributions

   The 1940 Act, the MGCL and federal tax laws regulate the Fund's method and manner of making dividends and distributions. Provisions relating to these matters are not necessary in the Fund's Charter and may conflict with the 1940 Act and other requirements. For these reasons, Alliance recommended, and the Board declared advisable, that certain provisions be eliminated. The proposed changes will:

  . Delete a provision permitting distribution to vary between classes for the purpose of complying with regulatory or legislative requirements.

  . Delete a provision permitting the Board to set apart assets for dividends for a reserve.

   The Board unanimously recommends that the stockholders of the Fund vote "FOR" Proposal 2. Approval of Proposal 2 requires the affirmative vote of a majority of the votes entitled to be cast.

   PROPOSAL THREE APPROVAL OF AMENDMENT, ELIMINATION, OR RECLASSIFICATION OF
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

   Under Section 8(b) of the 1940 Act, a Portfolio must disclose whether it has a policy regarding the following: (1) diversification, as defined in the 1940 Act; (2) borrowing money; (3) issuing senior securities; (4) underwriting securities issued by other persons; (5) purchasing or selling real estate; (6) purchasing or selling commodities; (7) making loans to other persons; and (8) concentrating investments in any particular industry or group of industries (the "Section 8(b) policies"). Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote.

   In addition to its Section 8(b) policies, under the 1940 Act a Portfolio may designate any other of its policies as fundamental policies (the "Other Fundamental Policies"). Many of the Portfolios' Other Fundamental Policies can be traced back to federal or state securities law requirements that were in effect when the Fund was organized. These restrictions have subsequently been made less restrictive or are no longer applicable to the Fund. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as "blue sky" laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to Alliance in managing a Portfolio's assets. In addition, the lack of uniform standards across the Portfolios leads to operating inefficiencies and increases the costs of compliance monitoring.


   The Board considered and approved Alliance's recommendation that the Portfolios' Section 8(b) policies be replaced with standardized fundamental policies. In some cases, Alliance recommended and the Board approved less restrictive Section 8(b) policies. If the Proposals are approved with respect to a Portfolio, only those investment restrictions that the 1940 specifically requires to be fundamental, i.e., the Section 8(b) policies, as described in Proposal 3.A. - 3.G. will remain fundamental investment restrictions of the Portfolio. Alliance also recommended, and the Board approved, the elimination of the Other Fundamental Policies as discussed below in Proposals 3.H to 3.Z. None of the changes in the Section 8(b) policies or the Other Fundamental Policies is expected to have a significant effect in the management of the Portfolios.


                                 Proposal 3.A.
                                Diversification
                            Applicable Portfolios:
                             All Portfolios Except

       Americas Government Income Portfolio, Global Bond Portfolio, and
                      Global Dollar Government Portfolio


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy in effect would read:

   "The Portfolio is diversified" as defined in the 1940 Act.

Discussion of Proposed Modification:


   Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" as that term is defined in the 1940 Act. Consequently, the proposed modification is consistent with the 1940 Act, which only requires that a Portfolio state whether it is diversified. The 1940 Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amounts of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.


   In making its recommendation to the Board, Alliance noted that no change is being proposed to a Portfolio's designation as diversified. Instead, the proposed change would modify a Portfolio's fundamental investment policies regarding its sub-classification under the 1940 Act to rely on the definitions of the term "diversified" in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. As a result, without the Board or stockholders taking further action, the modified investment policy would automatically apply the requirements of "diversification" under the 1940 Act to a Portfolio as those requirements may be amended from time to time.

   For those Portfolios that did not previously have a fundamental policy with respect to diversification, approval of this proposed modification would result in the adoption of this policy as a fundamental policy. To the extent that a Portfolio has a related policy or a substantively duplicative policy or policies with respect to diversification, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.B.
                  Amendment of Fundamental Policies Regarding
             the Issuance of Senior Securities and Borrowing Money
                            Applicable Portfolios:
                                All Portfolios

   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policies regarding borrowing and senior securities in effect would be combined to read:

   "The Portfolio may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

   "For the purposes of this restriction, margin collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security."

Discussion of Proposed Modification:


   In making its recommendation to the Board, Alliance noted that, under
Section 18(f)(1) of the 1940 Act, a Portfolio may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets. Under the 1940 Act, certain types of transactions entered into by a Portfolio, including futures contracts, repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered to raise senior securities issues. Alliance noted that currently, under SEC interpretations, these activities are not deemed to be prohibited so long as certain collateral or coverage requirements designed to protect stockholders are met. The proposed modification makes it clear that collateral arrangements are not to be deemed to be the issuance of a senior security.


   Most of the Portfolios' current fundamental policies with respect to senior securities and borrowings are separate policies. The proposed modification combines the two policies and would automatically conform a Portfolio's policy more closely to the exact statutory and regulatory requirements regarding senior securities, as they may exist from time to time, without incurring the time and expense of obtaining stockholder approval to change the policy. For Portfolios that do not have a policy regarding investments in senior securities as a fundamental policy, the new policy would, upon stockholder approval, be added as a fundamental policy.

   Certain of the Portfolios' fundamental policies on borrowings prohibit borrowings or impose percentage limitations on borrowings. The proposed fundamental policy for borrowing would permit Portfolios to borrow up to the full extent permitted by the 1940 Act. The proposed fundamental policy for borrowing would permit Portfolios with policies imposing the following percentage limitations on borrowings to borrow up to the full extent permitted by the 1940 Act:


..    Up to 15% of assets:     . Americas Government Income Portfolio
                              . Global Bond Portfolio
                              . Global Dollar Government Portfolio
                              . Growth and Income Portfolio
                              . Growth Portfolio
                              . High Yield Portfolio
                              . International Portfolio
                              . Large Cap Growth Portfolio
                              . Money Market Portfolio
                              . Total Return Portfolio
                              . U.S. Government/High Grade Securities Portfolio
                              . Utility Income Portfolio
                              . Worldwide Privatization Portfolio

..    Up to 5% of assets:      . Global Technology Portfolio
                              . Real Estate Investment Portfolio
                              . Small Cap Growth Portfolio

   The use of leverage by a Portfolio is considered speculative and involves risk. However, there is no current intention that any of these Portfolios will use this increased borrowing capability.

                                 Proposal 3.C.
                   Amendment of Fundamental Policy Regarding
                            Underwriting Securities
                            Applicable Portfolios:

     Global Research Growth Portfolio, Global Technology Portfolio, Growth Portfolio, Growth and Income Portfolio, High Yield Portfolio, International
Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Small Cap Growth
   Portfolio, Total Return Portfolio, U.S. Government/High Grade Securities
             Portfolio, and U.S. Large Cap Blended Style Portfolio


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy regarding underwriting securities in effect would read:

   "The Portfolio may not act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended."

Discussion of Proposed Modification:


   In making its recommendation to the Board, Alliance noted that the purpose of the modification is to clarify that the Portfolios are not prohibited from acquiring "restricted securities" to the extent such investments are consistent with a Portfolio's investment objective, even if such investments may result in the Portfolio technically being considered an underwriter under the federal securities laws. This amendment would not change the Portfolios' current policies on investing in restricted securities, which are considered illiquid securities and under current SEC guidelines are limited to 15% of a Portfolios' investment. The modification standardizes the policy on underwriting across the AllianceBernstein Fund Complex.


   Restricted securities are securities that have not been registered under the Securities Act of 1933 (the "1933 Act") and are purchased directly from the issuer or in the secondary market. Restricted securities may not be resold unless registered under such Act or pursuant to an applicable exemption from such registration. Restricted securities have historically been considered a subset of illiquid securities (i.e., securities for which there is no public market). Alliance noted that because the Portfolios need to maintain a certain amount of liquidity to meet redemption requests, the Portfolios do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.

   For Portfolios that did not previously have a fundamental policy with respect to underwriting securities, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios. To the extent that a Portfolio has a related or a substantively duplicative policy or policies with respect to underwriting, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.D.
                   Amendment of Fundamental Policy Regarding
                         Concentration of Investments
                            Applicable Portfolios:
                                All Portfolios

   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy regarding concentration of investments in effect would read:

   "A Portfolio may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities."

Discussion of Proposed Modification:

   In making its recommendation to the Board, Alliance noted that even though the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") has taken the position that investment of more than 25% of the value of a Portfolio's assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. Under the SEC's guidelines, an industry classification refers to companies that have economic characteristics that are not materially different and does not include broad industry sectors such as the technology, utility or real estate industry. The proposed change would permit investment in a specific industry up to the prescribed limits under the 1940 Act and accompanying SEC interpretations, as those limits are updated from time to time. The proposed amendment would not affect the Portfolios' investment policies. For Portfolios that did not previously have a fundamental policy with respect to concentration, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios. To the extent that a Portfolio has a related or a substantively duplicative policy or policies with respect to concentration, that policy or policies would be eliminated with the approval of this proposed modification.

                                 Proposal 3.E.
                   Amendment of Fundamental Policy Regarding
       Investment in Real Estate and Companies that Deal in Real Estate
                            Applicable Portfolios:
                                All Portfolios

   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy in effect would read:

   "The Portfolio may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business."

Discussion of Proposed Modification:

   The 1940 Act requires a Portfolio to state a fundamental policy regarding the purchase and sale of real estate. In making its recommendation to the Board, Alliance noted that as a general matter, under a Portfolio's current real estate investment policy, a Portfolio is restricted in its ability to purchase and sell real estate even when ownership of the real estate devolves upon the Portfolio through permissible investments. For instance, Alliance noted that it is possible that a Portfolio could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate in the event of a default. The proposed modification to a Portfolio's policy on real estate-related investments would permit the sale of real estate when ownership of real estate results from permissible investments. The modification also clarifies that a Portfolio may invest in real estate-related securities and real estate backed securities or instruments.

   For Portfolios that did not previously have a fundamental policy with respect to real estate investments, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios. In addition, to the extent that a Portfolio has a real estate policy that was put into place to satisfy state "blue sky" requirements, such as those that address investment in real estate limited partnerships, any such real estate policy would be eliminated upon the approval of this proposed modification.

                                 Proposal 3.F.
                   Amendment of Fundamental Policy Regarding
     Investment in Commodities, Commodity Contracts and Futures Contracts
                            Applicable Portfolios:

                                All Portfolios


   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policy in effect would read:

   "The Portfolio may not purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodity contracts except for futures contracts and options on futures contracts."

Discussion of Proposed Modification:

   In making its recommendation to the Board, Alliance noted that the proposed changes to a Portfolio's policy make it clear that the Portfolio may use derivatives. Futures contracts and options on futures contracts are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Except as discussed below, the proposed amendment would not affect the Portfolios' investment policies.

   Alliance discussed certain of the risks involved in investments in derivative instruments. Alliance noted that there is the risk that interest rates, securities prices and currency markets will not move in the direction that a Portfolio's portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.


   For Portfolios that previously had a non-fundamental policy with respect to commodities, commodity contracts and futures contracts, approval of this proposed modification would also result in the adoption of this policy as a fundamental policy for those Portfolios. In addition, certain of the Portfolios have a fundamental policy that does not permit investments in futures contracts. These Portfolios are Balanced Wealth Strategy Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Growth Portfolio, International Value Portfolio, Large Cap Growth Portfolio, Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio, Value

Portfolio, Wealth Appreciation Strategy Portfolio and Worldwide Privatization Portfolio. If the stockholders of these Portfolios approve this proposal, these Portfolios would have the flexibility to invest in futures contracts. The extent to which any such Portfolio may invest in futures contracts will be disclosed in its prospectus. It is not expected that the adoption of this less restrictive policy will have any significant effect on the management of the Portfolios.

                                 Proposal 3.G.
               Amendment of Fundamental Policies Regarding Loans
                            Applicable Portfolios:
                                All Portfolios

   Proposed New Fundamental Investment Policy: If the proposed amendment is approved by stockholders, each Portfolio's fundamental investment policies regarding loans in effect would read:

   "The Portfolio may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act."

Discussion of Proposed Modification:

   In making its recommendation to the Board, Alliance noted that the proposed change clarifies a Portfolio's ability to engage in securities lending and/or inter-fund lending to the extent permitted by the 1940 Act and the then-current SEC policy. The 1940 Act currently limits loans of a Portfolio's securities to one-third of the Portfolio's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit stockholders votes. The current restrictions of most of the Portfolios are consistent with the current limitation and the proposed amendment would not affect the Portfolio's investment strategies. However, the restrictions are set lower than the maximum allowed under the 1940 Act for Growth Portfolio. If this proposal is approved by stockholders, the Portfolios would be permitted to make loans to the maximum extent permitted by the 1940 Act. This less restrictive lending policy is not expected to have a significant effect on the management of the Portfolios.

   For Portfolios that did not previously have a fundamental policy with respect to making loans, approval of this proposed modification would result in the adoption of this policy as a fundamental policy for those Portfolios.

                                 Proposal 3.H.
               Elimination of the Fundamental Policy Prohibiting
                       Joint Securities Trading Accounts
                            Applicable Portfolios:
Americas Government Income Portfolio, Global Bond Portfolio, Global Technology
 Portfolio, High Yield Portfolio, Real Estate Investment Portfolio, Small Cap
    Growth Portfolio, Utility Income Portfolio, U.S. Government/High Grade
          Securities Portfolio, and Worldwide Privatization Portfolio

Proposal:

   It is proposed that the fundamental investment policy prohibiting participation in a joint securities trading account be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment restriction on a Portfolio's participation in a joint securities trading account was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of

NSMIA, this policy is no longer required and may be eliminated from a Portfolio's fundamental investment policies. Furthermore, Alliance noted that
Section 17(d) of the 1940 Act generally prohibits any affiliated person of or principal underwriter for a Portfolio acting as principal to effect any transaction in which the Portfolio is a joint, or joint and several, participant with such person. Consequently, except for those transactions that either the 1940 Act or the SEC has deemed, with the proper level of Board oversight, to pose no problems of overreaching by an affiliate, a Portfolio would be required to seek an exemptive order from the SEC before engaging in the type of activity covered by this policy. Because the 1940 Act and related regulations adequately protect a Portfolio and its stockholders, there is no need to maintain this policy.

                                 Proposal 3.I.
               Elimination of the Fundamental Policy Prohibiting
                Investments for Purposes of Exercising Control
                            Applicable Portfolios:
                             All Portfolios Except
Global Research Growth Portfolio, Growth Portfolio, and U.S. Large Cap Blended
                                Style Portfolio

Proposal:

   It is proposed that the fundamental investment policy prohibiting investments made for purposes of exercising control over, or management of, the issuer be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, the issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio's investment policies. The proposed amendment would not affect the Portfolios' investment strategies.

                                 Proposal 3.J.
               Elimination of the Fundamental Policy Prohibiting
                   Investments in Other Investment Companies
                  Exceeding Specified Percentage Limitations
                            Applicable Portfolios:

 Americas Government Income Portfolio, Global Bond Portfolio, Global Research
  Growth Portfolio, Global Technology Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Money Market Portfolio, Total
  Return Portfolio, Utility Income Portfolio, and U.S. Government/High Grade
                             Securities Portfolio


Proposal:

   It is proposed that the fundamental investment policy on investments in other investment companies be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on investments in other investment companies was based on requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required to be among a Portfolio's fundamental investment policies. Moreover, Alliance noted that in the absence of this policy, the Portfolios are still subject to the limitations on investments in other investment companies imposed on all mutual funds under Section 12(d)(1)(A) of the 1940 Act. In general, under that section, an investment company ("Acquiring Fund") cannot acquire shares of another investment company ("Acquired Fund") if, after the acquisition, (i) the Acquiring Fund would own more than 3% of the Acquired Fund's securities; (ii) more than 5% of the total assets of the Acquiring Fund would be invested in the Acquired Fund; and

(iii) more than 10% of the total assets of the Acquiring Fund would be invested in other investment companies (including the Acquired Fund).

   Stockholders should note that at a meeting held on August 2-4, 2005, as a result of Alliance's recommendation, the Board adopted a non-fundamental policy to address investment in other investment companies. That policy states in effect that: "A Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities." Stockholders are not required to approve non-fundamental policies. The Board has the flexibility to amend a non-fundamental policy in furtherance of a Portfolio's best interests, without the expense and delay of soliciting a stockholder vote.

   To the extent that a Portfolio has a related policy with respect to investments in other investment companies, that policy would be eliminated with the approval of this Proposal.

                                 Proposal 3.K.
               Elimination of the Fundamental Policy Prohibiting
    Investments in Oil, Gas, and Other Types of Minerals or Mineral Leases
                            Applicable Portfolios:
  Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Money Market Portfolio, Real
     Estate Investment Portfolio, Utility Income Portfolio, and Worldwide
                            Privatization Portfolio

Proposal:

   It is proposed that the fundamental investment policy prohibiting Portfolios from purchasing oil, gas, and other types of minerals or mineral leases be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policy on purchasing or selling interests in oil, gas, or other types of minerals or mineral leases was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Portfolios' investment policies. Nevertheless, Alliance noted that there are no current expectations that the Portfolios will engage in such activities. In the future, should a Portfolio decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in a Portfolio's prospectus and statement of additional information.

                                 Proposal 3.L.
               Elimination of the Fundamental Policy Restricting
                       Purchases of Securities on Margin
                            Applicable Portfolios:
                            All Portfolios Except:
 Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio,
          Value Portfolio, and Wealth Appreciation Strategy Portfolio

Proposal:

   It is proposed that the fundamental investment policy restricting the purchase of securities on margin be eliminated.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policies on margin activities were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Portfolios' fundamental investment policies. Furthermore, it is unlawful for an investment company, in contravention of applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for clearing transactions. Alliance advised the Board that the SEC has not adopted rules relating to purchasing securities on margin and the policy is not required to be fundamental.

   At a meeting held on August 2-4, 2005, after considering Alliance's recommendation, the Board adopted a non-fundamental policy that reflects the limited exception for purchasing securities on margin and clarifies that margin deposits in connection with certain financial instruments do not fall within the general prohibition on purchasing securities on margin. That non-fundamental policy reads in effect as follows: "A Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments". Stockholder approval of this non-fundamental policy is not required. The Board has the flexibility to amend a non-fundamental policy in furtherance of a Portfolio's best interests, without the expense and delay of a stockholder vote.

                                 Proposal 3.M.
               Elimination of the Fundamental Policy Restricting
                                  Short Sales
                            Applicable Portfolios:
                            All Portfolios Except:
 Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth
    Portfolio, Growth and Income Portfolio, International Value Portfolio, Small/Mid Cap Value Portfolio, U.S. Large Cap Blended Style Portfolio, Value
             Portfolio, and Wealth Appreciation Strategy Portfolio

Proposal:

   It is proposed that the fundamental investment policy on short sales be eliminated.

Reasons for the Elimination of the Investment Policy:


   In making its recommendation to the Board to eliminate this policy, Alliance noted that the fundamental investment policies on short sales were based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Fund's fundamental investment policies.


   The Board has approved the use by certain of the Portfolios of short sales as an investment strategy that is disclosed in the Portfolio's prospectuses. The risks of short selling are also disclosed for such Portfolios in their prospectuses. Alliance and the Board believe that it is important for a Portfolio to have the flexibility to add or to revise these investment strategies in furtherance of the Portfolio's best interests, without the expense and delay of a stockholder vote that would be required if such strategies were designated as fundamental policies.

                                 Proposal 3.N.
               Elimination of the Fundamental Policy Prohibiting
      Pledging, Hypothecating, Mortgaging or Otherwise Encumbering Assets
                            Applicable Portfolios:
                            All Portfolios Except:

                 Growth Portfolio and Utility Income Portfolio


Proposal:

   It is proposed that the fundamental investment policy prohibiting the pledging, hypothecating, mortgaging or otherwise encumbering a Portfolio's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that the prohibition on pledging, hypothecating, mortgaging or otherwise encumbering a Portfolio's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Portfolios' fundamental investment policies. Alliance noted that the Portfolios' current limits on pledging may conflict with each Portfolio's ability to borrow money to meet redemption requests or for temporary emergency purposes, or, if Proposal 3.B. is approved, for any other purpose. This conflict arises because banks may require borrowers such as the Portfolios to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. The Portfolios' current policies, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Portfolios may borrow in these situations. Although Alliance currently plans, on behalf of the Portfolios, to engage only in pledging in connection with borrowing money for redemptions or temporary emergency purposes, pledging assets could decrease the Portfolios' ability to liquidate assets. If the Portfolios pledged a large portion of their assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Portfolio's current borrowing limits would remain consistent with limits prescribed under the 1940 Act.

                                 Proposal 3.O.
                Elimination of the Fundamental Policy Regarding
               Investments in Illiquid or Restricted Securities
                            Applicable Portfolios:

     Global Bond Portfolio, Global Technology Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth
      Portfolio, Money Market Portfolio, Total Return Portfolio, and U.S.
                  Government/High Grade Securities Portfolio


Proposal:

   It is proposed that the fundamental investment policy prohibiting or imposing limitations on investments in illiquid or restricted securities be eliminated.

Reasons for the Elimination of the Investment Policy:


   In making its recommendation to the Board to eliminate this policy, Alliance noted that the prohibitions or limitations on investments in illiquid or restricted securities were required to be deemed fundamental based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. However, as a result of NSMIA, this policy is no longer required to be a fundamental investment restriction. Alliance does not anticipate that the proposed change will have a material impact on the operation of the Portfolios since the Portfolios need to maintain a certain amount of liquidity to meet redemption requests, the Portfolios do not typically hold a significant amount of illiquid or restricted securities because of the potential for delays on resale and uncertainty in valuation. In addition, under current SEC guidelines a Portfolio must limit its investments in illiquid or restricted securities that are illiquid securities to 15% of its assets except for the Money Market Portfolio, which must limit such investments to 10% of its assets.


   At a meeting held on August 2-4, 2005, as a result of Alliance's recommendation, the Board approved a standardized, non-fundamental policy consistent with the current SEC guidance that would limit a Portfolio's investment in illiquid securities, including restricted securities, to not more than 15% of its assets or such other amount permitted by SEC guidelines. Stockholder approval of this non-fundamental policy is not required.

                                 Proposal 3.P.
                Elimination of the Fundamental Policy Regarding
                            Investments in Warrants
                            Applicable Portfolios:

        Americas Government Income Portfolio and Global Bond Portfolio


Proposal:

   It is proposed that the fundamental investment policy regarding limitations on investments in warrants be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   The Portfolios listed above have fundamental policies that impose a percentage limitation on investments in warrants (typically, 5%, except for Worldwide Privatization Portfolio (20%) and Global Technology Portfolio, International Value Portfolio, Real Estate Investment Portfolio, Small/Mid Cap Value Portfolio and Value Portfolio (10%)). In making its recommendation to the Board to eliminate this policy, Alliance noted that state "blue sky" regulators, as a condition to registration, imposed these policies. However, as a result of NSMIA, this restriction is no longer required to be a fundamental investment policy. Alliance recommended that the policy restricting a Portfolio's investments in warrants be eliminated to permit a Portfolio the maximum flexibility to invest in warrants to the extent permissible under applicable law. Warrants are derivative securities that entitle the holder to purchase another security at a specified price at any time during the life of the warrants. Investments in warrants may be considered speculative because they do not represent any rights in the assets of an issuing company nor do they entitle the holder to dividends or voting rights. In addition, if the exercise price of a warrant is above the market price on, or a Portfolio fails to exercise the warrant prior to, the expiration date, the warrant will expire worthless.


   The Portfolios may, subject to Board approval, invest in warrants if this proposal is approved. This is an investment strategy that will be disclosed in a Portfolio's prospectus. Elimination of the fundamental policy would give the Board the flexibility to add or revise this investment strategy in furtherance of the Portfolio's best interest without incurring the expense and delay of a stockholder vote that would be required if such a strategy was designated as a fundamental policy.

   In addition, at a meeting held on August 2-4, 2005, the Board adopted a non-fundamental policy that would govern a Portfolio's ability to invest in warrants. Also, the Board approved a non-fundamental policy that would permit certain of the Portfolios to invest in rights. Rights are similar to warrants except that they have substantially shorter duration. Stockholders are not required to approve non-fundamental policies and as a non-fundamental policy, the Board has the flexibility to amend the policy without the expense and delay of soliciting a stockholder vote.


                                 Proposal 3.Q.
                Elimination of the Fundamental Policy Regarding
                      Investments in Unseasoned Companies
                            Applicable Portfolios:

                          Global Technology Portfolio


Proposal:

   It is proposed that the fundamental investment policy prohibiting investments in issuers with less than three years of operations be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board, Alliance noted that the fundamental investment policy prohibiting investments in issuers that have been in business for less than three years was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from a Portfolio's fundamental investment policies. In recommending the elimination of the unseasoned issuers policy, Alliance stated its belief that the elimination of the policy would permit a Portfolio to further avail itself of investment opportunities in smaller capitalization, less seasoned companies. To the extent that a Portfolio invests in these types of issuers, it may be subject to greater risks. Such companies may not have experience in operating through prolonged periods of economic difficulty and, as a result, the price of their shares may be more volatile than the shares of companies that have longer operating histories.

   Related or substantively duplicative policies with respect to investment in unseasoned issuers would be eliminated upon the approval of the Proposal.

                                 Proposal 3.R.
                          Elimination of Requirement
                       to Invest in Specific Investments
                            Applicable Portfolios:
                          Large Cap Growth Portfolio

Proposal:

   Eliminate policies that require the Portfolio to invest 80% of its assets in a specific investment.

Reasons for the Proposed Elimination:

   The Large Cap Growth Portfolio has a fundamental policy that requires that the Portfolio normally invest at least 80% of its total assets in the equity securities of U.S. companies.


   In making its recommendation to the Board, Alliance noted that this policy was not required to be fundamental by Rule 35d-1 (the "names rule"). The names rule requires a fund with a name that suggests that it focuses its investments in a particular type of investment have a policy to invest at least 80% of its assets in the type of investments suggested by the name. The rule, however, does not require the Portfolio's named investment policy to be fundamental. Alliance proposed, and the Board approved, that the Portfolio's named investment policy be eliminated consistent with the general principle that policies should not be fundamental where they are not required to be. As required by the names rule, Large Cap Growth Portfolio has an 80% non-fundamental investment policy with respect to its investments in large capitalization companies. This policy will not be changed without 60 days' prior written notice to stockholders.


                                 Proposal 3.S.
                Elimination of the Fundamental Policy Regarding
                    65% Limitations in Certain Investments
                            Applicable Portfolios:
U.S. Government/High Grade Securities Portfolio, Utility Income Portfolio, and
                       Worldwide Privatization Portfolio

Proposal:

   It is proposed that a Portfolio's fundamental 65% investment policy be eliminated.

Reasons for the Elimination of the Investment Policy:

   U.S. Government/High Grade Securities Portfolio has a fundamental policy that states that the Portfolio invests at least 65% of its total assets in (i) U.S. Government securities, including mortgage-backed securities and repurchase agreements relating to U.S. Government securities, and (ii) in other high-grade debt securities rated AAA, AA, A by S&P or Fitch, Aaa, Aa or A by Moody's or, if unrated, of equivalent quality.

   Utility Income Portfolio has a fundamental policy that states that the Portfolio normally invests at least 65% of its total assets in securities of companies in the utilities industry.

   Worldwide Privatization Portfolio has a fundamental policy that states that the Portfolio invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization.

   In making its recommendation to the Board, Alliance noted that prior to the adoption of the names rule, SEC staff guidance required that a fund with a name that suggests that it focuses on a particular type of investment to invest at least 65% of its assets in such investments. Although these 65% policies were not required to be fundamental policies, the Portfolios identified above adopted fundamental 65% policies. After adoption of the names rule, the Portfolios adopted 80% non-fundamental policies but did not seek a stockholder vote to eliminate their 65% fundamental policies.


   Elimination of these redundant 65% fundamental policies will give the Board the flexibility to change names and investment strategies of the Portfolios in response to changes in market conditions without the expense and time delay associated with obtaining a stockholder vote, although stockholders will receive at least 60 days' prior written notice of any change.


                                 Proposal 3.T.
                Elimination of the Fundamental Policy Regarding
                   Purchasing Securities of Issuers in which
               Officers, Directors or Partners Have an Interest
                            Applicable Portfolios:

    Global Technology Portfolio, Growth and Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, and Total Return
                                   Portfolio


Proposal:

   It is proposed that the fundamental investment policy prohibiting investments in securities of companies in which the Fund's officers or Directors or partners have an interest be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate this policy, Alliance noted that these prohibitions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Portfolios' fundamental investment policies. Eliminating this restriction would increase Alliance's flexibility when choosing investments on a Portfolio's behalf. Alliance further noted that it believes that the policy is unnecessary because the Fund's Code of Ethics adequately covers and provides for the monitoring of the Portfolio's securities purchases and security ownership by the Fund's officers and directors. In addition, Alliance noted that securities purchases by a Portfolio that may pose conflicts of interest are subject to the restrictions imposed by Section 17 of the 1940 Act and the rules thereunder.

                                 Proposal 3.U.
               Elimination of the Fundamental Policy Restricting
                              Option Transactions
                            Applicable Portfolios:
 Americas Government Income Portfolio, Global Technology Portfolio, Large Cap
                 Growth Portfolio, and Money Market Portfolio

Proposal:

   It is proposed that the fundamental investment policies regarding option transactions be eliminated in their entirety.

Reasons for the Elimination of the Investment Policies:

   The Portfolios listed above have fundamental policies that impose various restrictions on options transactions, including prohibitions on the writing of put and call options except as in accordance with a Portfolio's investment objective and policies, or the purchase of puts, calls, straddles, spreads and combinations that exceed 5% of a Portfolio's total assets.

   In making its recommendation to the Board to eliminate these policies, Alliance noted that these restrictions were originally adopted to address the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, these policies are no longer required and may be eliminated from the Portfolios' fundamental investment policies. None of these policies are required to be fundamental under the 1940 Act. Consequently, Alliance recommended that these policies be eliminated.

   The Board may approve investments in options as an investment strategy that is disclosed in the Portfolio's prospectus. Investments in options are considered speculative and a Portfolio may lose the premium paid for them if the price of an underlying security decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   Elimination of these fundamental policies would give the Board the flexibility to add or revise this investment strategy in furtherance of the Portfolio's best interests without incurring the delay and expense of seeking stockholder approval.

                                 Proposal 3.V.
                Elimination of the Fundamental Policy Regarding
               Purchasing Voting or Other Securities of Issuers
                            Applicable Portfolios:

  Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio,
 U.S. Government/High Grade Securities Portfolio, and Utility Income Portfolio


Proposal:

   It is proposed that the fundamental investment policy regarding purchasing voting or other securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   The Utility Income Portfolio has a fundamental policy with regard to voting securities that states that "[t]he Portfolio may not acquire more than 10% of any class of the voting securities of any one issuer." All of the other Portfolios have a fundamental policy that states that "[t]he Portfolio may not acquire more than 10% of any class of the outstanding securities of any issuer."

   In making its recommendation to the Board to eliminate these policies, Alliance noted that a Portfolio is not required to have a fundamental policy on its investment in voting or other securities except implicitly in the context of its noting whether it is a diversified fund. A diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer. Alliance noted that the Large Cap Growth Portfolio is not a diversified fund and consequently, it is not subject to the 10% test. Because these policies are unnecessary in light of the 1940 Act's diversification tests and the Portfolios' fundamental diversification policy, Alliance recommended that they be eliminated. Elimination of this policy would have no effect on a Portfolio's investment strategy.

   Each of the Portfolios must also meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide, in part, that as to 50% of a Portfolio's assets, investments in any one issuer cannot exceed 5% of the Portfolio's assets and the Portfolio cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. Each Portfolio intends to qualify as a regulated investment company ("RIC") for tax purposes and elimination of the fundamental policy regarding purchasing voting securities will not affect the Portfolio's status as a RIC.

                                 Proposal 3.W.
                Elimination of the Fundamental Policy Regarding
         Percentage Limitation On Investments In Repurchase Agreements
                            Applicable Portfolios:
  Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, and
                U.S. Government/High Grade Securities Portfolio

Proposal:

   It is proposed that the fundamental investment policy limiting repurchase agreements with any one dealer to 5% of the Portfolio's assets be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   In making its recommendation to the Board to eliminate the policy, Alliance noted that policies limiting a Portfolio's ability to invest in repurchase agreements are not required to be fundamental under the 1940 Act. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. A repurchase agreement may be seen as a loan by the Fund secured by the security subject to the repurchase agreement. Alliance recommended that the policy restricting a Portfolio's investments in repurchase agreements be eliminated to permit a Portfolio the maximum flexibility to invest in repurchase agreements to the extent permissible under applicable law. Alliance also recommended elimination of this fundamental policy to be consistent with the proposed modification to a Portfolio's fundamental investment policy on making loans. As discussed above in Proposal 3.G., the modification to the fundamental policy on loans provides in effect that a Portfolio may enter into repurchase agreements. That proposed policy does not impose any limitations on a Portfolio's ability to enter into repurchase agreements but it is not expected that this flexibility to invest without limitation subject to applicable 1940 Act limitations will have a significant effect on the management of the Portfolio.

                                 Proposal 3.X.
                Elimination of the Fundamental Policy Regarding
               Securities with Maturities Greater than One Year
                            Applicable Portfolios:
                            Money Market Portfolio

Proposal:

   It is proposed that the fundamental investment policy prohibiting purchases of securities with maturities of greater than one year be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   The Money Market Portfolio has a policy that states that the Portfolio may not purchase any security which has a maturity date more than one year from the date of the Portfolio's purchase. In making its recommendation to the Board to eliminate the policy, Alliance noted that Rule 2a-7 under the 1940 Act has requirements, including maturity restrictions, that govern the investments of money market funds. A fund relying on Rule 2a-7 cannot purchase any security with a remaining maturity greater than 397 calendar days. Consequently, the Portfolio's current fundamental policy is unnecessary in light of the requirements of Rule 2a-7.

                                 Proposal 3.Y.
                Elimination of the Fundamental Policy Regarding
          Acquisitions of Certain Preferred Stock and Debt Securities
                            Applicable Portfolios:

   High Yield Portfolio and U.S. Government/High Grade Securities Portfolio


Proposal:

   It is proposed that this fundamental investment policy limiting investments in preferred stock and debt securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   Each Portfolio has a policy that states that it may not invest more than 5% of the value of its total assets at the time an investment is made in the nonconvertible preferred stock of issuers whose nonconvertible preferred stock is not readily marketable. In addition, the U.S. Government/High Grade Securities Portfolio has a policy that limits its investment in certain nonconvertible preferred stock and debt securities that are rated Aaa, Aa, or A by Moody's Investors Service, Inc. or AAA, AA or A by Standard & Poor's Ratings Services. In making its recommendation to the Board to limit these policies, Alliance noted that the 1940 Act does not require any of these policies to be fundamental. Elimination of these fundamental investment restrictions would enable a Portfolio's Adviser to invest in such preferred stock and debt securities to the extent deemed advisable and as consistent with a Portfolio's investment program.

                                 Proposal 3.Z.
                Elimination of the Fundamental Policy Regarding
                     Investments in Government Securities
              Consistent with Internal Revenue Code Requirements
                            Applicable Portfolios:
                U.S. Government/High Grade Securities Portfolio

Proposal:

   It is proposed that this fundamental investment policy with respect to investments in U.S. government securities be eliminated in its entirety.

Reasons for the Elimination of the Investment Policy:

   The Portfolio is subject to the diversification requirements imposed by the U.S. Internal Revenue Code (the "Code"), which among other things, limits the Portfolio to investing no more than 55% of its total assets in any one investment. The Portfolio adopted a fundamental policy that it will invest at least 45% of its total assets in U.S. Government securities. In making its recommendation to the Board to eliminate the policy, Alliance noted that this policy is unnecessary because of the Code's requirements.

   Approval of each Proposal 3.A. - 3.Z. by a Portfolio requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio (a "1940 Act Majority") If the stockholders of a Portfolio do not approve a Proposal regarding a fundamental investment restriction, the Portfolio's current fundamental investment restriction will remain the same.

   The Board, including the Independent Directors, of each Portfolio unanimously recommends that the stockholders of each Portfolio vote FOR Proposals 3.A. through 3.Z.

                                 PROPOSAL FOUR

                                 Proposal 4.A.
               Reclassification of Each Portfolio's Fundamental
                    Investment Objective as Non-fundamental
                            Applicable Portfolios:

   Americas Government Income Portfolio, Balanced Wealth Strategy Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Research
     Growth Portfolio, Global Technology Portfolio, High Yield Portfolio, International Value Portfolio, Money Market Portfolio, Small/Mid Cap
 Value Portfolio, U.S. Government/High Grade Securities Portfolio, U.S. Large Cap Blended Style Portfolio, Value Portfolio and Wealth Appreciation Strategy
                                   Portfolio

   Stockholders are being asked to approve the reclassification of the Portfolios' fundamental investment objective as non-fundamental. In making this recommendation, Alliance advised the Board that the Portfolios' investment objectives are not required by the 1940 Act to be a fundamental policy that is changeable only by a stockholder vote. The Proposal to reclassify these objectives as non-fundamental is consistent with the changes proposed above, which are intended to eliminate or reclassify any fundamental policy of a Portfolio that is not required to be fundamental under the 1940 Act. The proposed reclassifications would give the Board the flexibility to revise a Portfolio's investment objective to respond to changed market conditions or other circumstances in a timely manner without the delay and expense of obtaining a stockholder vote. If reclassified as a non-fundamental investment objective, the Board may change a Portfolio's investment objective in the future without stockholder approval. If this proposal is approved, Alliance intends to provide stockholders with advance notice of not less than 60 days of any subsequent material change to the Portfolio's investment objective.


   The Board, including the Independent Directors, of each Portfolio unanimously recommends that the stockholders of each Portfolio vote FOR Proposal 4.A. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Portfolio. If the stockholders of a Portfolio do not approve the reclassification of the Portfolio's fundamental investment objective, the investment objective will remain fundamental, and the Fund would be required to solicit stockholder votes each time it sought to modify a Portfolio's investment objective.

                                 Proposal 4.B.
                 Change in a Portfolio's Investment Objective and Reclassification of Revised Investment Objective as Non-fundamental
                            Applicable Portfolios:

  Global Technology Portfolio, Growth Portfolio, Growth and Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Real Estate Investment
 Portfolio, Small Cap Growth Portfolio, Total Return Portfolio, Utility Income
               Portfolio, and Worldwide Privatization Portfolio

   In addition to reclassifying the Portfolios' investment objectives as non-fundamental, Alliance recommended that the Board change certain Portfolios' investment objectives in order to clarify and standardize these Portfolios' investment objectives. Also, in instances where a Portfolio's investment objective differs from its retail counterpart offered through the AllianceBernstein Funds, Alliance recommended the revision of the Portfolio's investment objective to conform it to its retail counterpart.


   Based on recommendations from Alliance, the Board approved and is recommending to stockholders changes to a Portfolio's investment objective as detailed below:


1.  Global Technology Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              to provide growth of      long-term growth of
              capital. Current income   capital.
              is incidental to the
              Portfolio's objective.

   The proposed change to the Portfolio's investment objective clarifies that income is not an objective of the Portfolio. Alliance recommended this change to the Board in order to reflect the Portfolio's focus on long-term growth of capital. The proposed change would have no effect on the Portfolio's investment strategy.

2.  Growth Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              to provide long-term      long-term growth of
              growth of capital.        capital.
              Current income is
              incidental to the
              Portfolio's objective.



   The proposed change to the Portfolio's investment objective clarifies that income is not an objective of the Portfolio. Alliance recommended this change to the Board in order to reflect the Portfolio's focus on long-term growth of capital. The proposed change would have no effect on the Portfolio's investment strategy.

3.  Growth and Income Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              to seek reason-able       long-term growth of
              current income and        capital.
              reasonable opportunity
              for appreciation through
              investments primarily in
              dividend-paying common
              stocks of good quality
              companies.



   The proposed change to the Portfolio's investment objective eliminates any focus on dividends or other investments, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to simplify and standardize the objectives as well as to reflect the Portfolio's focus on long-term growth of capital. The proposed change would have no effect on the Portfolio's investment strategy.

4.  International Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              to seek to obtain a       long-term growth of
              total return on its       capital.
              assets from long-term
              growth of capital
              principally through a
              broad portfolio of
              market-able securities
              of established
              international companies,
              companies participating
              in foreign economies
              with prospects for
              growth, including U.S.
              companies having their
              principal activities and
              interests outside the
              U.S., and in foreign
              government securities.
              As a secondary
              objective, the Portfolio
              attempts to increase its
              current income without
              assuming undue risk.


   Alliance recommended this change to the Board in order to conform the Portfolio's investment objective to its retail fund counterpart. Alliance also recommended the change to give the Portfolio flexibility in implementing its investment strategies and greater ability to pursue long-term growth opportunities.


   As part of these changes, Alliance recommended that the International Portfolio be renamed as "AllianceBernstein International Research Growth Portfolio" and that its investment policies be conformed to those of its retail fund counterpart. These changes will not require a stockholder vote.

5.  Large Cap Growth Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              growth of capital by      long-term growth of
              pursuing aggressive       capital.
              investment policies.



   The proposed change to the Portfolio's investment objective eliminates the reference to a specific investment strategy, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to reflect the Portfolio's focus on long-term growth of capital. The proposed change would have no effect on the Portfolio's investment strategy.

6.  Real Estate Investment Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              total return from         total return from
              long-term growth of       long-term growth of
              capital and from income   capital and income.
              principally through
              investing in equity
              securities of companies
              that are primarily
              engaged in or related to
              the real estate industry.



   The proposed change to the Portfolio's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to reflect clearly the Portfolio's focus on long-term growth of capital and income. The proposed change would have no effect on the Portfolio's investment strategy.

7.  Small Cap Growth Portfolio


              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              growth of capi-tal by     long-term growth of
              pursuing aggressive       capital.
              investment policies.
              Current income is
              incidental to the
              Portfolio's objective.


   The proposed change to the Portfolio's investment objective clarifies that income is not an objective of the Portfolio. Alliance recommended this change to the Board in order to reflect the Portfolio's focus on pursuing long-term growth opportunities. The proposed change would have no effect on the Fund's investment strategy.

8.  Total Return Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is investment objective is to achieve a high return total return consistent through a combination of with reasonable risk,
              current income and        through a combina-tion
              capital appreciation.     of income and long-term
                                        growth of capital.



   The proposed change to the Portfolio's investment objective eliminates high return as an investment objective in favor of total return. Alliance recommended this change to the Board in order to standardize the objectives.
The proposed change would have no effect on the Portfolio's investment strategy.


   As part of these changes, Alliance recommended that the Total Return Portfolio be renamed as "AllianceBernstein Balanced Shares Portfolio" and that its investment policies be conformed to those of its retail fund counterpart. The changes will include the addition of a new investment policy, whereby the Portfolio may invest up to 20% of its fixed-income allocation in high yield securities (securities rated below BBB by S&P). As an operating policy, the Portfolio will invest no more than 25% of these investments in high yield debt securities rated CCC or below. This new policy will broaden the array of investments available to the Portfolio. These changes do not require a stockholder vote.

9.  Utility Income Portfolio



              Current Investment        Proposed Investment
                Objective:              Objective:
              (Fundamental)             (Non-fundamental)

              The Portfolio's           The Portfolio's
              investment objective is   investment objective is
              to seek current income    current in-come and
              and capital appreciation  long-term growth of
              by investing primarily    capital.
              in equity and
              fixed-income securities
              of companies in the
              utilities industry.



   The proposed change to the Portfolio's investment objective focuses on general investment objectives and eliminates the references to specific investments, which would be disclosed in the Portfolio's prospectus as part of its investment strategies. Alliance recommended this change to the Board in order to reflect the Portfolio's focus on current income and long-term growth of capital. The proposed change would have no effect on the Portfolio's investment strategy.

10.  Worldwide Privatization Portfolio


Current Investment Objective:                             Proposed Investment Objective:
(Fundamental)                                             (Non-fundamental)

The Portfolio's investment objective is long-term capital The Portfolio's investment objective is long-term
appreciation.                                             growth of capital.


   Alliance recommended this change to the Board in order to conform the Portfolio's investment objective to its retail fund counterpart.

   As part of these changes, Alliance recommended that the Worldwide Privatization Portfolio be renamed as "AllianceBernstein International Growth Portfolio" and that its investment policies be conformed to those of its retail fund counterpart. These changes do not require a stockholder vote. Another change, which is subject to stockholder approval as set forth in Proposal 3.R., is the elimination of its fundamental policy to invest at least 65% of its total assets in equity securities that are issued by enterprises that are undergoing or have undergone privatization.


   The Board, including the Independent Directors, of each Portfolio unanimously recommends that the stockholders of each Portfolio vote FOR Proposal 4.B. Approval of this Proposal requires the affirmative vote of the stockholders of a 1940 Act Majority with respect to each Portfolio. If the stockholders of a Portfolio do not approve the reclassification of the Portfolio's fundamental investment objective and the change to its investment objective, the investment objective will remain fundamental and unchanged, and the Fund would be required to solicit stockholder votes each time it sought to modify a Portfolio's investment objective.

Part III - Independent Registered Public Accounting Firm

           Approval of Independent Registered Public Accounting Firm


   The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, at meetings held on December 14-16, 2004, the Board, approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firm, to audit the Fund's account for the fiscal year ending December 31, 2005.

   Ernst & Young LLP has audited the accounts for the Fund's last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Portfolios. Representatives of Ernst & Young LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.


                                     Fees

   The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Portfolio's last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, Alliance and entities that control, are controlled by or under common control with Alliance that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.

                                    TABLE 1


                                                                                     All Fees for
                                                                                       Non-Audit
                                                                                       Services
                                                                     All Other Fees Provided to the
                                                     Audit            for Services  Fund, Alliance
                                                    Related           Provided to     and Service
           Name of Fund                  Audit Fees  Fees   Tax Fees      Fund        Affiliates
           ------------                  ---------- ------- -------- -------------- ---------------
Americas Government Income          2003  $23,500   $2,173   $8,747       n/a          $910,185
Portfolio                           2004  $26,000   $2,310   $7,282       n/a          $967,310

Balanced Wealth Strategy Portfolio* 2003  $     0   $    0   $    0       n/a          $      0
                                    2004  $26,000   $1,843   $7,283       n/a          $966,844

Global Bond Portfolio               2003  $23,500   $2,173   $8,747       n/a          $910,185
                                    2004  $26,000   $2,310   $7,282       n/a          $967,310

Global Dollar Government Portfolio  2003  $23,500   $2,173   $8,747       n/a          $910,185
                                    2004  $26,000   $2,310   $7,282       n/a          $967,310

Global Research Growth Portfolio**  2003  $     0   $    0   $    0       n/a          $      0
                                    2004  $     0   $    0   $    0       n/a          $      0

Global Technology Portfolio         2003  $23,500   $2,173   $8,747       n/a          $910,185
                                    2004  $26,000   $2,310   $7,282       n/a          $967,310

                                                                                             All Fees for
                                                                                               Non-Audit
                                                                                               Services
                                                                             All Other Fees Provided to the
                                                                              for Services  Fund, Alliance
                                                          Audit               Provided to     and Service
             Name of Fund                   Audit Fees Related Fees Tax Fees      Fund        Affiliates
             ------------                   ---------- ------------ -------- -------------- ---------------
Growth and Income Portfolio            2003  $23,500      $2,185    $ 8,747       n/a          $910,185
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Growth Portfolio                       2003  $23,500      $2,173    $ 8,747       n/a          $910,185
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

High Yield Portfolio                   2003  $23,500      $2,173    $ 8,747       n/a          $910,185
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

International Portfolio                2003  $23,500      $2,173    $ 8,747       n/a          $910,185
                                       2004  $26,000      $2,310    $ 7,609       n/a          $967,637

International Value Portfolio          2003  $23,500      $2,172    $ 8,747       n/a          $910,184
                                       2004  $26,000      $2,310    $ 7,809       n/a          $967,837

Large Cap Growth Portfolio             2003  $23,500      $2,185    $ 8,747       n/a          $910,197
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Money Market Portfolio                 2003  $23,500      $2,173    $ 7,729       n/a          $909,167
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Real Estate Investment Portfolio       2003  $23,500      $2,173    $ 8,747       n/a          $910,185
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Small Cap Growth Portfolio             2003  $23,500      $2,173    $ 8,747       n/a          $910,197
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Small/Mid Cap Value Portfolio          2003  $23,500      $2,172    $ 8,747       n/a          $910,184
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Total Return Portfolio                 2003  $23,500      $2,172    $ 8,747       n/a          $910,184
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

U.S. Government/High Grade             2003  $23,500      $2,172    $ 8,747       n/a          $910,184
Securities Portfolio                   2004  $26,000      $2,310    $ 7,282       n/a          $967,310

U.S. Large Cap Blended Style Portfolio 2003  $23,500      $  822    $ 6,543       n/a          $906,630
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Utility Income Portfolio               2003  $23,500      $2,172    $ 8,748       n/a          $910,185
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Value Portfolio                        2003  $23,500      $2,172    $ 8,747       n/a          $910,184
                                       2004  $26,000      $2,310    $ 7,282       n/a          $967,310

Wealth Appreciation Strategy           2003  $     0      $    0    $     0       n/a          $      0
Portfolio*                             2004  $26,000      $1,843    $ 7,283       n/a          $966,844

Worldwide Privatization Portfolio      2003  $23,500      $2,172    $ 8,747       n/a          $910,184
                                       2004  $26,000      $2,310    $11,789       n/a          $971,817

--------
*  The Portfolio commenced operations on July 1, 2004.

** The Portfolio commenced operations on July 1, 2005.

                                    TABLE 2


                                   Fees for Non-Audit Services Provided
                                     to the Fund, Alliance and Service
                                   Affiliates Subject to Pre-Approval by   Portion Comprised   Portion Comprised
        Name of Fund                          Audit Committee            of Audit Related Fees    of Tax Fees
        ------------               ------------------------------------- --------------------- -----------------
Americas Government Income    2003               $372,920                      $364,173             $8,747
Portfolio                     2004               $ 84,592                      $ 77,310             $7,282

Balanced Wealth Strategy      2003               $      0                      $      0             $    0
Portfolio*                    2004               $ 84,126                      $ 76,843             $7,283

Global Bond Portfolio         2003               $372,920                      $364,173             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

Global Dollar Government      2003               $372,920                      $364,173             $8,747
Portfolio                     2004               $ 84,592                      $ 77,310             $7,282

Global Research Growth        2003               $      0                      $      0             $    0
Portfolio**                   2004               $      0                      $      0             $    0

Global Technology Portfolio   2003               $372,920                      $364,173             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

Growth Portfolio              2003               $372,920                      $364,173             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

Growth and Income Portfolio   2003               $372,932                      $364,185             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

High Yield Portfolio          2003               $372,920                      $364,173             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

International Portfolio       2003               $372,920                      $364,173             $8,747
                              2004               $ 84,919                      $ 77,310             $7,609

International Value Portfolio 2003               $372,919                      $364,172             $8,747
                              2004               $ 85,119                      $ 77,310             $7,809

Large Cap Growth Portfolio    2003               $372,932                      $364,185             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

Money Market Portfolio        2003               $371,902                      $364,173             $7,729
                              2004               $ 84,592                      $ 77,310             $7,282

Real Estate Investment        2003               $372,920                      $364,173             $8,747
Portfolio                     2004               $ 84,592                      $ 77,310             $7,282

Small Cap Growth Portfolio    2003               $372,932                      $364,185             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

Small/Mid Cap Value Portfolio 2003               $372,919                      $364,172             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

Total Return Portfolio        2003               $372,919                      $364,172             $8,747
                              2004               $ 84,592                      $ 77,310             $7,282

U.S. Government/High Grade    2003               $372,919                      $364,172             $8,747
Securities Portfolio          2004               $ 84,592                      $ 77,310             $7,282

                                  Fees for Non-Audit Services Provided
                                    to the Fund, Alliance and Service
                                  Affiliates Subject to Pre-Approval by   Portion Comprised   Portion Comprised
        Name of Fund                         Audit Committee            of Audit Related Fees    of Tax Fees
        ------------              ------------------------------------- --------------------- -----------------
U.S. Large Cap Blended Style 2003               $369,365                      $362,822             $ 6,543
Portfolio                    2004               $ 84,592                      $ 77,310             $ 7,282

Utility Income Portfolio     2003               $372,920                      $364,172             $ 8,748
                             2004               $ 84,592                      $ 77,310             $ 7,282

Value Portfolio              2003               $372,919                      $364,172             $ 8,747
                             2004               $ 84,592                      $ 77,310             $ 7,282

Wealth Appreciation Strategy 2003               $      0                      $      0             $     0
Portfolio*                   2004               $ 84,126                      $ 76,843             $ 7,283

Worldwide Privatization      2003               $372,919                      $364,172             $ 8,747
Portfolio                    2004               $ 89,099                      $ 77,310             $11,789

--------
*  The Portfolio commenced operations on July 1, 2004.

** The Portfolio commenced operations on July 1, 2005.

   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to Alliance and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

   The amounts of the Fees for Non-Audit Services provided to the Fund, Alliance and Service Affiliates in Table 1 for the Fund that were subject to pre-approval by the Audit Committee for 2003 and 2004 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to Alliance and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

Part IV - Proxy Voting and Stockholder Meetings

   All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted (i) for the election of each of the nominees as a Director (Proposal 1),
(ii) to approve the amendment and restatement of the Fund's charter (Proposal
2), (iii) for the amendment, elimination or reclassification of certain of a Portfolio's fundamental investment restrictions (Proposals 3.A. - 3.Z.), (iv) for the reclassification of a Portfolio's investment objective as non-fundamental (Proposal 4.A.), and for reclassification as non-fundamental and changes to certain of the Portfolios' investment objectives (Proposal 4.B.). Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and submitting another proxy of a later date, or by personally voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote). The approval of Proposal One requires a plurality of the votes cast. The approval of Proposal Two requires an affirmative vote of a majority of the votes entitled to be cast. The approval of Proposal Three and Proposal Four requires a 1940 Act Majority or the affirmative vote of the holders of a "majority of the outstanding voting securities" of a Portfolio as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio. Abstentions and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, Proposal Three and Proposal Four, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those Proposals. If any matter other than the Proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

   A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of a Portfolio outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment as to that Proposal.


   Alliance has engaged Computershare Fund Services, Inc., 280 Oser Avenue, Hauppauge, New York 11788 to assist in soliciting proxies for the Meeting. It is estimated that Computershare will receive no fee for its services from the Fund, but the Fund will reimburse out-of-pocket expenses to Computershare.

Part V - Other Information

                             Officers of the Fund

   Certain information concerning the Fund's officers is set forth below. Each of the Fund's officers is elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies.


                            Position(s)
Name, Address and         (Month and Year
 Date of Birth*         Year First Elected)          Principal Occupation during the past 5 years
-----------------       -------------------          --------------------------------------------
Marc O. Mayer      President and Chief Executive  See biography on page 9.
10/2/57            Officer
                   11/03

Philip L. Kirstein Senior Vice President and      Senior Vice President and Independent
5/29/45            Independent Compliance Officer Compliance Officer of the AllianceBernstein
                   10/04                          Funds, with which he has been associated since
                                                  October 2004. Prior thereto, he was Of Counsel to
                                                  Kirkpatrick & Lockhart, LLP from October 2003
                                                  to October 2004, and General Counsel of Merrill
                                                  Lynch Investment Managers, L.P. since prior to
                                                  2000 until March 2003.

Mark D. Gersten    Treasurer and Chief Financial  Senior Vice President of Alliance Global Investor
10/4/50            Officer                        Services, Inc. ("AGIS"),** and a Vice President of
                   9/90                           AllianceBernstein Investment Research and
                                                  Management, Inc.,** with which he has been
                                                  associated since prior to 2000.

Thomas R. Manley   Controller                     Vice President of ACMC,** with which he has
8/3/51             4/97                           been associated since prior to 2000.

Mark R. Manley     Secretary                      Senior Vice President, Deputy General Counsel
10/23/62           12/03                          and Chief Compliance Officer of ACMC,** with
                                                  which he has been associated since prior to 2000.

--------

* The address for the Fund's officers is 1345 Avenue of the Americas, New York, New York 10105.

** An affiliate of the Fund.

                                STOCK OWNERSHIP


   Information regarding person(s) who owned of record or were known by the Fund to beneficially own 5% or more of a Portfolio's shares (or class of shares, if applicable) on August 17, 2005 is provided in Appendix E.


        INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND DISTRIBUTOR

   The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Fund. The Fund's distributor is AllianceBernstein Investment Research and Management, Inc., 1345 Avenue of the Americas, New York, New York 10105.

                            SUBMISSION OF PROPOSALS
                       FOR NEXT MEETING OF STOCKHOLDERS

   The Fund does not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be considered at the Fund's next meeting of stockholders should send the proposal to the Fund so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting (or in accordance with any advance notice in the Bylaws then in effect), in order to be included in the Fund's proxy statement and form of proxy card relating to such meeting.

                                 OTHER MATTERS

   Management does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                            REPORTS TO STOCKHOLDERS


   The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of its latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein Investment Research and Management, Inc. at (800) 227-4618 or write to Dennis Bowden at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


                                                  By Order of the Board of
                                                    Directors,

                                                  Mark R. Manley
                                                  Secretary


September 29, 2005

New York, New York

                                  APPENDIX A

                           OUTSTANDING VOTING SHARES

   A list of the outstanding voting shares for each of the Portfolios as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the meeting.


                  Portfolio Name                  Number of Outstanding Shares
                  --------------                  ----------------------------
  Americas Government Income Portfolio                      4,441,072
  Balanced Wealth Strategy Portfolio                        5,616,918
  Global Bond Portfolio                                     5,616,583
  Global Dollar Government Portfolio                        2,033,468
  Global Research Growth Portfolio                            526,563
  Global Technology Portfolio                              16,345,710
  Growth Portfolio                                         14,707,947
  Growth and Income Portfolio                             112,768,511
  High Yield Portfolio                                      6,575,338
  International Portfolio                                   4,247,686
  International Value Portfolio                            36,272,738
  Large Cap Growth Portfolio                               48,074,791
  Money Market Portfolio                                   56,765,196
  Real Estate Investment Portfolio                          4,989,304
  Small Cap Growth Portfolio                                6,677,934
  Small/Mid Cap Value Portfolio                            17,815,058
  Total Return Portfolio                                   12,200,878
  U.S. Government/High Grade Securities Portfolio          10,089,280
  U.S. Large Cap Blended Style Portfolio                    1,381,560
  Utility Income Portfolio                                  3,410,412
  Value Portfolio                                          13,923,759
  Wealth Appreciation Strategy Portfolio                    2,651,923
  Worldwide Privatization Portfolio                         3,127,704

                                  APPENDIX B

                  ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Fund


   None of the Directors own securities of any of the Portfolios. The aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.



                                                                             Aggregate Dollar Range
                                                                            of Equity Securities in
                                                                                the Funds in the
                        Dollar Range of Equity Securities in a Portfolio AllianceBernstein Fund Complex
  Director               as of August 12, 2005                               as of August 12, 2005
  --------------------- ------------------------------------------------ ------------------------------
  Ruth Block            For each Portfolio              None                     Over $100,000

  David H. Dievler      For each Portfolio              None                     Over $100,000

  John H. Dobkin        For each Portfolio              None                     Over $100,000

  Michael J. Downey     For each Portfolio              None                     Over $100,000

  William H. Foulk, Jr. For each Portfolio              None                     Over $100,000

  D. James Guzy         For each Portfolio              None                    $10,001-$50,000

  Marc O. Mayer         For each Portfolio              None                     Over $100,000

  Marshall C. Turner    For each Portfolio              None                     Over $100,000


Compensation From the Fund

   The aggregate compensation paid by the Fund to the Directors during the fiscal year ended in 2004, the aggregate compensation paid to the Directors during calendar year 2004 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors.


                                                                               Number of            Number of
                                                                              Investment            Investment
                                                                           Companies in the     Portfolios within
                                                          Compensation     AllianceBernstein  the AllianceBernstein
                                                            from the         Fund Complex,        Fund Complex,
                                                        AllianceBernstein    including the        including the
                                                          Fund Complex,    Fund, as to which  Fund, as to which the
                      Compensation from the Fund during   including the    the Director is a  Director is a Director
Name of Director        its Fiscal Year ended in 2004   Fund, during 2004 Director or Trustee       or Trustee
----------------      --------------------------------- ----------------- ------------------- ----------------------
Ruth Block                         $3,728                   $223,200              39                   105
David H. Dievler                   $3,709                   $268,250              41                   107
John H. Dobkin                     $3,896                   $252,900              39                   105
Michael J. Downey                  $    0                   $      0              36                    80
William H. Foulk, Jr.              $6,339                   $465,250              42                   108
D. James Guzy                      $    0                   $ 25,350               1                     1
Marc O. Mayer                      $    0                   $      0              37                    82
Marshall C. Turner                 $    0                   $ 25,350               1                     1

                                  APPENDIX C
                  GOVERNANCE AND NOMINATING COMMITTEE CHARTER

                                      FOR
            REGISTERED INVESTMENT COMPANIES IN THE ALLIANCE COMPLEX
                              (EACH, A "COMPANY")

   The Board of Directors/Trustees (the "Board") of the Company, has adopted this Charter to govern the activities of the Governance and Nominating Committee (the "Committee") of the Board. This Charter supersedes the Nominating Committee Charter previously adopted by the Board.

Statement of Purposes and Responsibilities

   The purpose of the Committee is to assist the Board in carrying out its responsibilities with respect to governance of the Company and the selection, nomination, evaluation and compensation of members of the Board in accordance with applicable laws, regulations, stock exchange requirements and industry best practices. The primary responsibilities of the Committee are:

  . to monitor and evaluate industry and legal developments affecting corporate governance and recommend from time to time appropriate policies and procedures for adoption by the Board;

  . to monitor, evaluate and make recommendations to the Board with respect to the structure, size and functioning of the Board and its committees;

  . to identify, consider and recommend to the Board for nomination and re-nomination individuals who are qualified to become and continue as members of the Board or its committees, and to propose qualifications, policies and procedures relating thereto, including modifications to those set forth in the Company's Bylaws, resolutions of the Board and this Charter;

  . to assist the Board in establishing standards and policies for continuing Board membership and procedures for the evaluation of the performance of the Board and its committees;

  . to review and make recommendations to the Board regarding compensation of Board and committee members and staffing for Board and committee chairmen; and

  .   review and recommend to the Board appropriate insurance coverage.

Organization and Operation

   The Committee shall be composed of as many members as the Board shall determine in accordance with the Company's Bylaws, but in any event not less than two. The Committee must consist entirely of Board members who are not "interested persons" of the Company ("Independent Directors"), as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"). The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

   Committee meetings shall be held in accordance with the Company's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Company's Bylaws or the Board may otherwise provide, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting.

   The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to subcommittees of the Committee, which may consist of one or more members.

   The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management.

                           Governance and Evaluation

   The Committee will assist the Board in vetting the independence of Board members and the financial expertise of Audit Committee members. It will review and make recommendations to the Board from time to time on corporate governance matters, such as:

  . size of the Board and desired qualifications and expertise of Board members;

  .   appropriate Board committees, their size and membership;

  .   scheduling, agendas and minuting of Board and committee meetings;

  . adequacy and timeliness of information provided to the Board and committees;

  . expectations of Board members, including attendance at meetings, continuing education and ownership of shares of the Company;

  .   periodic evaluations of Board and committee performance; and

  . retirement, rotation and re-nomination policies for Board and committee members.

Nominations for Board Membership

   The Committee will identify, evaluate and recommend to the Board candidates for membership on the Board in accordance with policies and procedures of the Company in effect from time to time. The Committee may, but is not required to, retain a third party search firm at the Company's expense to identify potential candidates.

Qualifications for Nominees to the Board

   The Committee may take into account a wide variety of factors in considering candidates for membership on the Board, including (but not limited to): (i) the candidate's knowledge in matters relating to the investment company industry;
(ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the on-going functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Company; (vii) the candidate's ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company; and (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Board members normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Company's investment adviser or its affiliates.

Identification of Nominees

   In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Company's current Board members, (ii) the Company's officers, (iii) the Company's investment adviser(s), (iv) the Company's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates.

Consideration of Candidates Recommended by Shareholders

   The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted will not be considered by the Committee).

Compensation and Insurance

   The Committee shall evaluate periodically, and make recommendations to the Board with respect to, the level and structure of the compensation of Board members (including compensation for serving on committees of the Board or as chairman or co-chairman of the Board or a committee) and the appropriateness and level of staffing for the Chairman of the Board and committee chairmen. The Committee shall consider, to the extent reasonably available, industry practices for compensation of members and chairmen of boards and committees and in providing staff to such chairmen.

   The Committee shall also evaluate periodically and make recommendations to the Board with respect to the adequacy and appropriateness of insurance coverage and premiums.

                                                                     Appendix A

          Procedures for the Committee's Consideration of Candidates
                           Submitted by Shareholders

                 (Amended and restated as of February 8, 2005)

   A candidate for nomination as a Board member submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

    1. A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 5% of the Company's common stock or shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Board member may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

    2. The Nominating Shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Company, to the attention of the Secretary, at the address of the principal executive offices of the Company.

    3. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Company not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting. If an annual meeting of shareholders was not held in the previous year, the Shareholder Recommendation must be so delivered or mailed and received within a reasonable amount of time before the Company begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by any other means deemed by the Committee or the Board to be reasonably calculated to inform shareholders.

    4. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the "candidate"); (B) any position or business relationship of the candidate, currently and within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder; (C) the class or series and number of all shares of the Company owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of members of the Board pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director/trustee or senior officer of public companies, memberships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a member of the Board if elected;
       (iii) the written and signed agreement of the candidate to complete a directors'/trustees' and officers' questionnaire if elected; (iv) the Nominating Shareholder's name as it appears on the Company's books and consent to be named as such by the Company; (v) the class or series and number of all shares of the Company owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each and identifying the nominee holders for the Nominating Shareholder and each such Associated Person of the Nominating Shareholder; and (vi) a description of all arrangements or understandings between the Nominating

       Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. "Associated Person of the Nominating Shareholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder or any person required to be identified pursuant to clause (vi).

    5. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted and will not be considered by the Committee.

                                  APPENDIX D

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT


                        [                             ]

                 FORM OF ARTICLES OF AMENDMENT AND RESTATEMENT

   1. [              ], a Maryland corporation (the "Corporation"), desires to
amend and restate its charter as currently in effect and as hereinafter amended.

   2. The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

       FIRST: (1) The name of the incorporator is [              ].

             (2) The incorporator's post office address is [              ].

             (3) The incorporator is over eighteen years of age.

             (4) The incorporator is forming the corporation named in these Articles of Incorporation under the general laws of the State of Maryland.

       SECOND: The name of the corporation (hereinafter called the
"Corporation") is [              ]

       THIRD: (1) The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company.

             (2) The Corporation may engage in any other business and shall have all powers conferred upon or permitted to corporations by the Maryland General Corporation Law.

       FOURTH: The post office address of the principal office of the Corporation within the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202 in care of The Corporation Trust Incorporated. The resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202, a Maryland corporation.

       FIFTH: (1) The Corporation is authorized to issue [        ]
([        ]) shares, all of which shall be Common Stock, $[  ] par value per
share (the "Common Stock"), and having an aggregate par value of [        ]
dollars ($[        ]), classified and designated as follows:



                           Class [    ] Class [    ] Class [    ] Class [    ]
      Name of Series       Common Stock Common Stock Common Stock Common Stock
      --------------       ------------ ------------ ------------ ------------



   [Portfolio] and any other portfolio hereafter established are each referred
to herein as a "Series." The Class [      ] Common Stock of a Series, the Class
[      ] Common Stock of a Series, the Class [      ] Common Stock of a Series,
the Class [      ] Common Stock of a Series and any Class of a Series hereafter established are each referred herein as a "Class." If shares of one Series or Class of stock are classified or reclassified into shares of another Series or Class of stock pursuant to this Article FIFTH, paragraph (2), the number of authorized shares of the former Series or Class shall be automatically decreased and the number of shares of the latter Series or Class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all Series and Classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this Article FIFTH, paragraph (1).

             (2) The Board of Directors may classify any unissued shares of Common Stock from time to time in one or more Series or Classes of stock. The Board of Directors may reclassify any previously classified but unissued shares of any Series or Class of stock from time to time in one or more Series or Class of stock.

Prior to issuance of classified or reclassified shares of any Series or Class, the Board of Directors by resolution shall: (a) designate that Series or Class to distinguish it from all other Series or Classes of stock of the Corporation;
(b) specify the number of shares to be included in the Series or Class; (c) set or change, subject to the express terms of any Series or Class of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each Series or Class; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland ("SDAT"). Any of the terms of any Series or Class of stock set or changed pursuant to clause
(c) of this paragraph (2) may be made dependent upon facts or events ascertainable outside the charter of the Corporation (the "Charter"), including determinations by the Board of Directors or other facts or events within the control of the Corporation, and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such Series or Class of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

             (3) As more fully set forth hereafter, the assets and liabilities and the income and expenses of each Series or Class of the Corporation's stock shall be determined separately from those of each other Series or Class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to holders of shares of the Corporation's stock may vary from Series to Series or Class to Class. In the event that there are any assets, income, earnings, profits or proceeds which are not readily identifiable as belonging to any particular series (collectively, "General Assets"), such General Assets shall be allocated by or under the direction of the Board of Directors to and among one or more Series and Classes in such a manner and on such basis as the Board of Directors in its sole discretion shall determine.

             (4) Except as otherwise provided herein, all consideration received by the Corporation for the issuance or sale of shares of a Series or Class of the Corporation's stock, together with all funds derived from any investment and reinvestment thereof and any General Assets allocated to such Series or Class, shall irrevocably belong to that Series or Class for all purposes, subject only to any automatic conversion of one Series or Class of stock into another, as hereinafter provided for, and to the rights of creditors of such Series or Class, and shall be so recorded upon the books of account of the Corporation, and are herein referred to as "assets belonging to" such Series or Class.

             (5) The assets belonging to each Series or Class shall be charged with the debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to such Series or Class and with such Series' or Class' share of the general liabilities of the Corporation, in the latter case in the proportion that the net asset value of such Series or Class bears to the net asset value of all Series and Classes or as otherwise determined by the Board of Directors in accordance with applicable law. The determination of the Board of Directors shall be conclusive as to the allocation of debts, liabilities, obligations and expenses, including accrued expenses and reserves, to a Series or Class. The debts, liabilities, obligations and expenses incurred or contracted for or otherwise existing with respect to a Series or Class are enforceable with respect to that Series or Class only and not against the assets of the Corporation generally or any other Series or Class of stock of the Corporation.

             (6) The assets attributable to the Classes of a Series shall be invested in the same investment portfolio of the Corporation, and notwithstanding the foregoing provisions of paragraphs (4) and (5) of this Article FIFTH, the allocation of investment income and realized and unrealized capital gains and losses and expenses and liabilities of the Corporation and of any Series among the Classes of Common Stock of each Series shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded (the "Investment Company Act"). The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities, including accrued expenses and reserves, and assets to one or more particular Series or Classes.

             (7) Shares of each Class of stock shall be entitled to such dividends or distributions, in cash, property or additional shares of stock or the same or another Series or Class, as may be authorized from time to time by the Board of Directors (by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing that such dividend or distribution shall not violate Section 2-311 of the Maryland General Corporation Law) and declared by the Corporation with respect to such Class. The nature of in-kind property distributions may vary among the holders of a Class or Series, provided that the amount of the distribution per share, as determined by the Board of Directors, shall be equivalent for all holders of such Class or Series. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the different Series and with respect to the Class may vary with respect to each such Series and Class to reflect differing allocations of the expenses of the Corporation and the Series among the holders of such Classes and any resultant differences between the net asset values per share of such Classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may determine that dividends may be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period prior to the record date of the date of the distribution.

             (8) Except as provided below, on each matter submitted to a vote of the stockholders, each holder of stock shall be entitled to one vote (1) for each share standing in such stockholder's name on the books of the Corporation or (2) if approved by the Board of Directors and pursuant to the issuance of an exemptive order from the Securities and Exchange Commission, for each dollar of net asset value per share of a Class or Series, as applicable. Subject to any applicable requirements of the Investment Company Act, or other applicable law, all holders of shares of stock shall vote as a single class except with respect to any matter which the Board of Directors shall have determined affects only one or more (but less than all) Series or Classes of stock, in which case only the holders of shares of the Series or Classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act, or other applicable law, the holders of each of the Classes of each Series shall have, respectively, with respect to any matter submitted to a vote of stockholders (i) exclusive voting rights with respect to any such matter that only affects the Series or Class of Common Stock of which they are holders, including, without limitation, the provisions of any distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act (a "Plan") with respect to the Class of which they are holders and (ii) no voting rights with respect to the provisions of any Plan that affects one or more of such other Classes of Common Stock, but not the Class of which they are holders, or with respect to any other matter that does not affect the Class of Common Stock of which they are holders.

             (9) In the event of the liquidation or dissolution of the Corporation, stockholders of each Class of the Corporation's stock shall be entitled to receive, as a Class, out of the assets of the Corporation available for distribution to stockholders, but other than General Assets not attributable to any particular Class of stock, the assets attributable to the Class less the liabilities allocated to that Class; and the assets so distributable to the stockholders of any Class of stock shall be distributed among such stockholders in proportion to the number of shares of the Class held by them and recorded on the books of the Corporation. In the event that there are any General Assets not attributable to any particular Class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all Classes of a Series in proportion to the net asset value of the respective Classes or as otherwise determined by the Board of Directors.

             (10)(a) Each holder of stock may require the Corporation to redeem all or any shares of the stock owned by that holder, upon request to the Corporation or its designated agent, at the net asset value of the shares of stock next determined following receipt of the request in a form approved by the Corporation and accompanied by surrender of the certificate or certificates for the shares, if any, less the amount of any applicable redemption charge, deferred sales charge, redemption fee or other amount imposed by the Board of Directors (to the extent consistent with applicable law). The Board of Directors may establish procedures for redemption of stock.

                 (b) The proceeds of the redemption of a share (including a fractional share) of any Class of capital stock of the Corporation shall be reduced by the amount of any contingent deferred sales charge, redemption fee or other amount payable on such redemption pursuant to the terms of issuance of such share.

                 (c) Subject to the requirements of the Investment Company Act, the Board of Directors may cause the Corporation to redeem at net asset value all or any proportion of the outstanding shares of any Series or Class from a holder (1) upon such conditions with respect to the maintenance of stockholder accounts of a minimum amount as may from time to time be established by the Board of Directors in its sole discretion or (2) upon such conditions established by the Board of Directors in its sole discretion, for any other purpose, including, without limitation, a reorganization pursuant to the Investment Company Act.

                 (d) Payment by the Corporation for shares of stock of the Corporation surrendered to it for redemption shall be made by the Corporation within seven days of such surrender out of the funds legally available therefor, provided that the Corporation may suspend the right of the stockholders to redeem shares of stock and may postpone the right of those holders to receive payment for any shares when permitted or required to do so by applicable statutes or regulations. Payment of the aggregate price of shares surrendered for redemption may be made in cash or, at the option of the Corporation, wholly or partly in such portfolio securities of the Corporation as the Corporation shall select.

                 (e) Subject to the following sentence, shares of stock of any Series and Class of the Corporation which have been redeemed or otherwise acquired by the Corporation shall constitute authorized but unissued shares of stock of such Series and Class. In connection with a liquidation or reorganization of any Series or Class in which all of the outstanding shares of such Series or Class are redeemed by the Corporation, upon any such redemption all such shares and all authorized but unissued shares of the applicable Series or Class shall automatically be returned to the status of authorized but unissued shares of Common Stock, without further designation as to Series or Class.

             (11) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular Series or Class of stock of the Corporation or certain shares of a particular Class of stock of any Series of the Corporation may be automatically converted into shares of another Class of stock of such Series of the Corporation based on the relative net asset values of such Classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the Classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

             (12) Pursuant to Article SEVENTH, paragraph (1)(d), upon a determination of the Board of Directors that the net asset value per share of a Class shall remain constant, the Corporation shall be entitled to declare and pay and/or credit as dividends daily the net income (which may include or give effect to realized and unrealized gains and losses, as determined in accordance with the Corporation's accounting and portfolio valuation policies) of the Corporation attributable to the assets attributable to that Class. If the amount so determined for any day is negative, the Corporation shall be entitled, without the payment of monetary compensation but in consideration of the interest of the Corporation and its stockholders in maintaining a constant net asset value per share of that Class, to redeem pro rata from all the holders of record of shares of that class at the time of such redemption (in proportion to their respective holdings thereof) sufficient outstanding shares of that Class, or fractions thereof, as shall permit the net asset value per share of that Class to remain constant.

             (13) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding any right to receive a stock certificate representing fractional shares.

             (14) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

             (15) The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

       SIXTH: The number of directors of the Corporation shall be [______]. The number of directors of the Corporation may be changed pursuant to the Bylaws of the Corporation. The names of the individuals who shall serve as directors of the Corporation until the next annual meeting of stockholders and until their successors are duly elected and qualify are:

                              [____________________]

       SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

             (1) In addition to its other powers explicitly or implicitly granted under the Charter, by law or otherwise, the Board of Directors of the
Corporation:

                (a) has the exclusive power to make, alter, amend or repeal the Bylaws of the Corporation;

                (b) subject to applicable law, may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by the Board of Directors of the Corporation;

                (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any Series or Class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any Series or Class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable;

                (d) is authorized to adopt procedures for determination of and to maintain constant the net asset value of shares of any Class or Series of the Corporation's stock.

             (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes entitled to be cast by holders of shares of all Series or Classes, or any Series or Class, of the Corporation's stock in order to take or authorize any action, any such action may be taken or authorized upon the concurrence of holders of shares entitled to cast a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the Investment Company Act.

             (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to Series or Class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes, regulatory requirements or the Charter, requires approval by a separate vote of one or more Series or Classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by holders of shares of each Series or Class entitled to vote as a Series or Class on the matter shall constitute a quorum.

             (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular Class or Classes of the Corporation's stock, as to the charging of any liability of the Corporation to a particular Class or Classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corpo-ration, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

       EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

               (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

               (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

               (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

       NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

       1. The amendment and restatement of the Charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

       2. The current address of the principal office of the Corporation within the State of Maryland is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

       3. The name and address of the Corporation's current resident agent is as set forth in Article FOURTH of the foregoing amendment and restatement of the Charter.

       4. The number of directors of the Corporation and the names of those currently in office are as set forth in Article SIXTH of the foregoing amendment and restatement of the Charter.

       5. The total number of shares of stock which the Corporation has authority to issue is not changed by the foregoing amendment and restatement of the Charter.

   The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and
attested to by its Secretary on this        day of       , 200  .



ATTEST:     [                            ]

            By:____________________ (SEAL)
----------
Secretary      President

                                  APPENDIX E

                                STOCK OWNERSHIP


   The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of the Fund's shares (or class of shares, if applicable) as of August 17, 2005.


               Name and Address of Beneficial Owner
               ------------------------------------
               Americas Government Income Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3708
               Amount of Ownership                      300,137
               Percentage of Class                         8.38%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    3,153,435
               Percentage of Class                        88.09%

               Class B
               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                      882,833
               Percentage of Class                        99.43%

               Balanced Wealth Strategy Portfolio

               Class A
               Alliance Capital Management LP
               ATTN: Controller
               1345 Avenue of the Americas
               New York, NY 10105-0302
               Amount of Ownership                      855,997
               Percentage of Class                          100%

               Class B
               Hartford Life and Annuity
               200 Hopmedow Street
               P.O. Box 2999
               Hartford, CT 06104-2999
               Amount of Ownership                      325,694
               Percentage of Class                         7.15%

               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                    4,075,565
               Percentage of Class                        89.43%

              Name and Address of Beneficial Owner
              ------------------------------------
              Global Bond Portfolio

              Class A
              National Union Fire Insurance Company of
              Pittsburgh PA
              ATTN: Bill Tucker
              80 Pine Street, Floor 39
              New York, NY 10005-1704
              Amount of Ownership                      1,047,567
              Percentage of Class                          23.45%

              Keyport Life Insurance
              ATTN: James Joseph
              P.O. Box 9133
              Wellesley Hills, MA 02481-9133
              Amount of Ownership                      1,269,117
              Percentage of Class                          28.41%

              AIG Life Insurance Company
              ATTN: Ed Bacon
              600 N. King Street
              Wilmington, DE 19801-3722
              Amount of Ownership                      1,437,807
              Percentage of Class                          32.18%

              Class B
              Hartford Life Separate Account 1A
              200 Hopmedow Street
              P.O. Box 2999
              Hartford, CT 06104-2999
              Amount of Ownership                        177,784
              Percentage of Class                          14.87%

              Keyport Life Insurance
              ATTN: James Joseph
              P.O. Box 9133
              Wellesley Hills, MA 02481-9133
              Amount of Ownership                        408,544
              Percentage of Class                          34.16%

              Anchor National Life Insurance Company
              P.O. Box 54299
              Los Angeles, CA 90054-0299
              Amount of Ownership                        539,792
              Percentage of Class                          45.14%

             Name and Address of Beneficial Owner
             ------------------------------------
             Global Dollar Government Portfolio

             Class A
             American International Life Insurance
             Company of New York
             ATTN: Ed Bacon
             2727 A-Allen Parkway
             Houston, TX 77019-2115
             Amount of Ownership                           172,986
             Percentage of Class                             10.59%

             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                         1,399,944
             Percentage of Class                             85.72%

             Class B
             Anchor National Life Insurance Company
             P.O. Box 54299
             Los Angeles, CA 90054-0299
             Amount of Ownership                           399,653
             Percentage of Class                             98.62%

             Global Technology Portfolio

             Class A
             Merrill Lynch, Pierce, Fenner & Smith, Inc.
             For the Sole Benefit of its Customers
             4800 Deer Lake Dr. E
             Jacksonville, FL 32246-6484
             Amount of Ownership                           342,754
             Percentage of Class                              5.08%

             American International Life Insurance
             Company of New York
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3708
             Amount of Ownership                           710,434
             Percentage of Class                             10.53%

             Lincoln Life Variable Annuity
             1300 S. Clinton Street
             Ft. Wayne, IN 46802-3518
             Amount of Ownership                         1,475,433
             Percentage of Class                             21.86%

             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                         3,809,550
             Percentage of Class                             56.45%

                Name and Address of Beneficial Owner
                ------------------------------------
                Class B
                Allmerica Financial Life Insurance &
                Annuity Company
                Allmerica Financial Separate Accounts
                440 Lincoln Street
                Mailstop S-310
                Worcester, MA 01653-0001
                Amount of Ownership                     793,026
                Percentage of Class                        8.11%

                Keyport Life Insurance
                ATTN: James Joseph
                P.O. Box 9133
                Wellesley Hills, MA 02481-9133
                Amount of Ownership                     939,923
                Percentage of Class                        9.61%

                AIG Life Insurance Company
                ATTN: Ed Bacon
                600 N. King Street
                Wilmington, DE 19801-3722
                Amount of Ownership                   1,564,105
                Percentage of Class                       16.00%

                Lincoln Life Variable Annuity
                1300 S. Clinton Street
                Ft. Wayne, IN 46802-3518
                Amount of Ownership                   3,598,783
                Percentage of Class                       36.81%

                Global Research Growth Portfolio

                Class A
                Alliance Capital Management LP
                ATTN: Controller
                1345 Avenue of the Americas
                New York, NY 10105-0302
                Amount of Ownership                      10,000
                Percentage of Class                         100%

                Class B
                Alliance Capital Management LP
                ATTN: Controller
                1345 Avenue of the Americas
                New York, NY 10105-0302
                Amount of Ownership                     490,000
                Percentage of Class                       95.95%

                Growth Portfolio

                Class A
                American International Life Insurance
                Company of New York
                ATTN: Ed Bacon
                2727 A-Allen Parkway
                Houston, TX 77019-2115
                Amount of Ownership                     791,278
                Percentage of Class                       12.29%

             Name and Address of Beneficial Owner
             ------------------------------------
             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                         4,480,519
             Percentage of Class                             69.59%

             Class B
             Lincoln Life Variable Annuity
             1300 S. Clinton Street
             Ft. Wayne, IN 46802-3518
             Amount of Ownership                           699,355
             Percentage of Class                              8.36%

             Anchor National Life Insurance Company
             P.O. Box 54299
             Los Angeles, CA 90054-0299
             Amount of Ownership                           934,570
             Percentage of Class                             11.17%

             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                         2,770,308
             Percentage of Class                             33.10%

             Allstate Life Insurance Company
             300 N. Milwaukee Avenue
             Vernon Hills, IL 60061-1533
             Amount of Ownership                         3,049,892
             Percentage of Class                             36.44%

             Growth and Income Portfolio

             Class A
             Merrill Lynch, Pierce, Fenner & Smith, Inc.
             For the Sole Benefit of its Customers
             4800 Deer Lake Dr. E
             Jacksonville, FL 32246-6484
             Amount of Ownership                         1,509,846
             Percentage of Class                              6.05%

             Lincoln Life Variable Annuity
             1300 S. Clinton Street
             Ft. Wayne, IN 46802-3518
             Amount of Ownership                         4,185,134
             Percentage of Class                             16.76%

             ING Life Insurance and Annuity Company
             151 Farmington Avenue, #TN41
             Hartford, CT 06156-0001
             Amount of Ownership                         4,663,625
             Percentage of Class                             18.68%

             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                         9,104,940
             Percentage of Class                             36.47%

               Name and Address of Beneficial Owner
               ------------------------------------
               Class B
               Travelers Insurance Company
               1 Tower Square
               ATTN: Shareholder Accounting #6MS
               Hartford, CT 06183-0001
               Amount of Ownership                     5,633,063
               Percentage of Class                          6.39%

               Allmerica Financial Life Insurance and
               Annuity Company
               Allmerica Financial Separate Accounts
               440 Lincoln Street
               Mailstop S-310
               Worcester, MA 01653-0001
               Amount of Ownership                     7,230,526
               Percentage of Class                          8.21%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                     7,701,909
               Percentage of Class                          8.74%

               GE Life and Annuity Assurance Company
               6610 W. Broad Street
               Richmond, VA 23230-1702
               Amount of Ownership                     7,836,572
               Percentage of Class                          8.90%

               Lincoln Life Variable Annuity
               1300 S. Clinton Street
               Ft. Wayne, IN 46802-3518
               Amount of Ownership                     8,638,217
               Percentage of Class                          9.81%

               Allstate Life Insurance Company
               300 N. Milwaukee Avenue
               Vernon Hills, IL 60061-1533
               Amount of Ownership                     9,018,638
               Percentage of Class                         10.24%

               IDS Life Insurance Corporation
               1438 AXP Financial Center
               Minneapolis, MN 55474-0014
               Amount of Ownership                    18,961,864
               Percentage of Class                         21.53%

               High Yield Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3708
               Amount of Ownership                       386,397
               Percentage of Class                          7.67%

               Name and Address of Beneficial Owner
               ------------------------------------
               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    4,438,796
               Percentage of Class                        88.13%

               Class B
               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                    1,587,726
               Percentage of Class                        99.96%

               International Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               2727 A-Allen Parkway
               Houston, TX 77019-2115
               Amount of Ownership                      342,152
               Percentage of Class                         9.18%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    2,913,864
               Percentage of Class                        78.17%

               Class B
               Keyport Life Insurance
               ATTN: James Joseph
               P.O. Box 9133
               Wellesley Hills, MA 02481-9133
               Amount of Ownership                       43,317
               Percentage of Class                         8.13%

               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                      487,739
               Percentage of Class                        91.51%

               International Value Portfolio

               Class A
               Nationwide Insurance Co.
               C/O IPO Portfolio Accounting
               P.O. Box 182029
               Columbus, OH 43218-2029
               Amount of Ownership                      580,984
               Percentage of Class                        19.20%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    2,196,557
               Percentage of Class                        72.58%

            Name and Address of Beneficial Owner
            ------------------------------------
            Class B
            American Enterprise Life
            Insurance Company
            1497 AXP Financial Center
            Minneapolis, MN 55474-0014
            Amount of Ownership                          2,381,986
            Percentage of Class                               7.56%

            IDS Life Insurance Corporation
            1438 AXP Financial Center
            Minneapolis, MN 55474-0014
            Amount of Ownership                         23,621,286
            Percentage of Class                              74.93%

            Large Cap Growth Portfolio

            Class A
            Allmerica Financial Life
            Insurance & Annuity Company
            ATTN: Separate Accounts S-310
            440 Lincoln Street
            Worcester, MA 01653-0002
            Amount of Ownership                          1,290,661
            Percentage of Class                               5.34%

            Keyport Life Insurance
            ATTN: James Joseph
            P.O. Box 9133
            Wellesley Hills, MA 02481-9133
            Amount of Ownership                          1,575,836
            Percentage of Class                               6.52%

            AIG Life Insurance Company
            ATTN: Ed Bacon
            600 N. King Street
            Wilmington, DE 19801-3722
            Amount of Ownership                          5,728,109
            Percentage of Class                              23.70%

            Merrill Lynch, Pierce, Fenner & Smith, Inc.
            For the Sole Benefit of its Customers
            4800 Deer Lake Dr. E
            Jacksonville, FL 32246-6484
            Amount of Ownership                         11,900,905
            Percentage of Class                              49.24%

            Class B
            GE Life and Annuity Assurance Company
            6610 W. Broad Street
            Richmond, VA 23230-1702
            Amount of Ownership                          1,384,354
            Percentage of Class                               5.69%

            Lincoln Life Variable Annuity
            1300 S. Clinton Street
            Ft. Wayne, IN 46802-3518
            Amount of Ownership                          1,485,156
            Percentage of Class                               6.11%

               Name and Address of Beneficial Owner
               ------------------------------------
               Travelers Insurance Company
               1 Tower Square
               ATTN: Shareholder Accounting #6MS
               Hartford, CT 06183-0001
               Amount of Ownership                    1,660,144
               Percentage of Class                         6.83%

               Allstate Life Insurance Company
               300 N. Milwaukee Avenue
               Vernon Hills, IL 60061-1533
               Amount of Ownership                    1,772,292
               Percentage of Class                         7.29%

               Travelers Life & Annuity Company
               1 Tower Square
               ATTN: Shareholder Accounting #6MS
               Hartford, CT 06183-0001
               Amount of Ownership                    1,977,404
               Percentage of Class                         8.13%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    2,919,109
               Percentage of Class                           12%

               Allmerica Financial Life
               Insurance and Annuity Company
               Allmerica Financial Separate Accounts
               440 Lincoln Street
               Mailstop S-310
               Worcester, MA 01653-0001
               Amount of Ownership                    4,190,116
               Percentage of Class                        17.23%

               Money Market Portfolio

               Class A
               American International Life
               Insurance Company of New York
               ATTN: Ed Bacon
               2727 A-Allen Parkway
               Houston, TX 77019-2115
               Amount of Ownership                    3,062,575
               Percentage of Class                         8.78%

               Fortis Benefits
               ATTN: Bruce Fiedler
               P.O. Box 64284
               St. Paul, MN 55164-0284
               Amount of Ownership                    7,286,860
               Percentage of Class                        20.89%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                   22,747,783
               Percentage of Class                        65.20%

               Name and Address of Beneficial Owner
               ------------------------------------
               Class B
               American International Life
               Insurance Company of New York
               ATTN: Ed Bacon
               600 North King Street
               Wilmington, DE 19801-3708
               Amount of Ownership                     2,245,521
               Percentage of Class                          9.57%

               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                     6,902,755
               Percentage of Class                         29.40%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    14,047,620
               Percentage of Class                         59.84%

               Real Estate Investment Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3708
               Amount of Ownership                       265,484
               Percentage of Class                          7.08%

               Great West Life & Annuity
               Insurance Company
               FBO Schwab Annuities
               8515 E. Orchard Road
               ATTN: Investment Div. 2T2
               Englewood, CO 80111-5002
               Amount of Ownership                       773,335
               Percentage of Class                         20.61%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                     2,475,233
               Percentage of Class                         65.97%

               Class B
               Guardian Insurance & Annuity
               Company, Inc.
               3900 Burgess Place
               Bethlehem, PA 18017-9097
               Amount of Ownership                       255,246
               Percentage of Class                         20.95%

             Name and Address of Beneficial Owner
             ------------------------------------
             Guardian Insurance & Annuity Company, Inc.
             3900 Burgess Place
             Bethlehem, PA 18017-9097
             Amount of Ownership                          408,442
             Percentage of Class                            33.52%

             Anchor National Life Insurance Company
             P.O. Box 54299
             Los Angeles, CA 90054-0299
             Amount of Ownership                          553,543
             Percentage of Class                            45.42%

             Small Cap Growth Portfolio

             Class A
             ING Life Insurance and Annuity Company
             151 Farmington Avenue, # TN41
             Hartford, CT 06156-0001
             Amount of Ownership                          365,045
             Percentage of Class                             7.73%

             American International Life
             Insurance Company of New York
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3708
             Amount of Ownership                          434,960
             Percentage of Class                             9.21%

             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                        3,582,728
             Percentage of Class                            75.84%

             Class B
             Sun Life Financial Futurity Retirement
             Products & Services
             P.O. Box 9134
             Wellesley Hills, MA 02481-9134
             Amount of Ownership                          262,062
             Percentage of Class                            12.82%

             GE Life and Annuity Assurance Company
             6610 W. Broad Street
             Richmond, VA 23230-1702
             Amount of Ownership                          787,622
             Percentage of Class                            38.53%

             Anchor National Life Insurance Company
             P.O. Box 54299
             Los Angeles, CA 90054-0299
             Amount of Ownership                          965,570
             Percentage of Class                            47.23%

               Name and Address of Beneficial Owner
               ------------------------------------
               Small/Mid Cap Value Portfolio

               Class A
               Lincoln Life Variable Annuity
               1300 S. Clinton Street
               Ft. Wayne, IN 46802-3518
               Amount of Ownership                    2,900,910
               Percentage of Class                        38.35%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    3,525,537
               Percentage of Class                        46.60%

               Class B
               Nationwide Insurance Company
               C/O IPO Portfolio Accounting
               P.O. Box 182029
               Columbus, OH 43218-2029
               Amount of Ownership                      823,458
               Percentage of Class                         8.14%

               Allmerica Financial Life Insurance and
               Annuity Company
               Allmerica Financial Separate Accounts
               440 Lincoln Street
               Mailstop S-310
               Worcester, MA 01653-0001
               Amount of Ownership                    1,288,363
               Percentage of Class                        12.73%

               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                    1,505,533
               Percentage of Class                        14.88%

               Allstate Life Insurance Company
               300 N. Milwaukee Avenue
               Vernon Hills, IL 60061-1533
               Amount of Ownership                    2,181,473
               Percentage of Class                        21.56%

               Lincoln Life Variable Annuity
               1300 S. Clinton Street
               Ft. Wayne, IN 46802-3518
               Amount of Ownership                    2,834,573
               Percentage of Class                        28.01%

               Total Return Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               2727 A-Allen Parkway
               Houston, TX 77019-2115
               Amount of Ownership                      622,396
               Percentage of Class                         6.39%

               Name and Address of Beneficial Owner
               ------------------------------------
               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    8,550,186
               Percentage of Class                        87.74%

               Class B
               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                    2,315,048
               Percentage of Class                        92.54%

               Utility Income Portfolio

               Class A
               Great West Life & Annuity Insurance
               Company
               FBO Schwab Annuities
               8515 E. Orchard Road
               ATTN: Investment Div. 2T2
               Englewood, CO 80111-5002
               Amount of Ownership                      203,153
               Percentage of Class                         6.67%

               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               2727 A-Allen Parkway
               Houston, TX 77019-2115
               Amount of Ownership                      208,008
               Percentage of Class                         6.83%

               Great West Life & Annuity Insurance
               Company
               8515 E. Orchard Road
               Greenwood Village, CO 80111-5002
               Amount of Ownership                      252,849
               Percentage of Class                         8.30%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    2,271,982
               Percentage of Class                        74.60%

               Class B
               Allstate Life Insurance Company
               300 N. Milwaukee Avenue
               Vernon Hills, IL 60061-1533
               Amount of Ownership                       50,847
               Percentage of Class                        12.62%

               Name and Address of Beneficial Owner
               ------------------------------------
               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                      348,398
               Percentage of Class                        86.46%

               U.S. Government/High Grade Securities
                Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               2727 A-Allen Parkway
               Houston, TX 77019-2115
               Amount of Ownership                      795,852
               Percentage of Class                        10.24%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    6,568,020
               Percentage of Class                        84.48%

               Class B
               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                      257,274
               Percentage of Class                        11.65%

               American Enterprise Life Insurance
               Company
               Minneapolis, MN 55474-0001
               Amount of Ownership                      328,923
               Percentage of Class                        14.89%

               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                    1,600,416
               Percentage of Class                        72.45%

               U.S. Large Cap Blended Style Portfolio

               Class A
               Alliance Capital Management LP
               ATTN: Controller
               1345 Avenue of the Americas
               New York, NY 10105-0302
               Amount of Ownership                      100,591
               Percentage of Class                          100%

               Class B
               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                      202,681
               Percentage of Class                        15.91%

             Name and Address of Beneficial Owner
             ------------------------------------
             Anchor National Life Insurance Company
             P.O. Box 54299
             Los Angeles, CA 90054-0299
             Amount of Ownership                         1,068,042
             Percentage of Class                             83.82%

             Value Portfolio

             Class A
             Alliance Capital Management LP
             ATTN: Controller
             1345 Avenue of the Americas
             New York, NY 10105-0302
             Amount of Ownership                               466
             Percentage of Class                             10.15%

             Merrill Lynch, Pierce, Fenner & Smith, Inc.
             For the Sole Benefit of its Customers
             4800 Deer Lake Dr. E
             Jacksonville, FL 32246-6484
             Amount of Ownership                             4,121
             Percentage of Class                             89.85%

             Class B
             Hartford Life and Annuity
             200 Hopmedow Street
             P.O. Box 2999
             Hartford, CT 06104-2999
             Amount of Ownership                           797,277
             Percentage of Class                              5.86%

             ING USA Annuity and Life Insurance
             Company
             1475 Dunwoody Dr.
             West Chester, PA 19380-1478
             Amount of Ownership                           883,763
             Percentage of Class                              6.49%

             Allmerica Financial Life Insurance and
             Annuity Company
             Allmerica Financial Separate Accounts
             440 Lincoln Street
             Mailstop S-310
             Worcester, MA 01653-0001
             Amount of Ownership                         1,075,262
             Percentage of Class                              7.90%

             Anchor National Life Insurance Company
             P.O. Box 54299
             Los Angeles, CA 90054-0299
             Amount of Ownership                         2,338,174
             Percentage of Class                             17.17%

             AIG Life Insurance Company
             ATTN: Ed Bacon
             600 N. King Street
             Wilmington, DE 19801-3722
             Amount of Ownership                         6,032,418
             Percentage of Class                             44.31%

               Name and Address of Beneficial Owner
               ------------------------------------
               Wealth Appreciation Strategy Portfolio

               Class A
               Alliance Capital Management LP
               ATTN: Controller
               1345 Avenue of the Americas
               New York, NY 10105-0302
               Amount of Ownership                      554,644
               Percentage of Class                          100%

               Class B
               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                    2,034,138
               Percentage of Class                        99.39%

               Worldwide Privatization Portfolio

               Class A
               American International Life Insurance
               Company of New York
               ATTN: Ed Bacon
               2727 A-Allen Parkway
               Houston, TX 77019-2115
               Amount of Ownership                      231,182
               Percentage of Class                        11.13%

               AIG Life Insurance Company
               ATTN: Ed Bacon
               600 N. King Street
               Wilmington, DE 19801-3722
               Amount of Ownership                    1,605,200
               Percentage of Class                        77.28%

               Class B
               Keyport Life Insurance
               ATTN: James Joseph
               P.O. Box 9133
               Wellesley Hills, MA 02481-9133
               Amount of Ownership                      238,726
               Percentage of Class                        25.06%

               Anchor National Life Insurance Company
               P.O. Box 54299
               Los Angeles, CA 90054-0299
               Amount of Ownership                      239,454
               Percentage of Class                        25.14%

               Sun Life Financial Futurity Retirement
               Products & Services
               P.O. Box 9134
               Wellesley Hills, MA 02481-9134
               Amount of Ownership                      418,215
               Percentage of Class                        43.90%

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


              Americas Government       Large Cap Growth
              Income Portfolio          Portfolio
              Balanced Wealth Strategy  Money Market Portfolio
              Portfolio                 Real Estate Investment
              Global Bond Portfolio     Portfolio
              Global Dollar Government  Small Cap Growth
              Portfolio                 Portfolio
              Global Research Growth    Small/Mid Cap Value
              Portfolio                 Portfolio
              Global Technology         Total Return Portfolio
              Portfolio                 Utility Income Portfolio
              Growth Portfolio          U.S. Government/High
              Growth and Income         Grade Securities
              Portfolio                 Portfolio
              High Yield Portfolio      U.S. Large Cap Blended
              International Portfolio   Style Portfolio
              International Value       Value Portfolio
              Portfolio                 Wealth Appreciation
                                        Strategy Portfolio
                                        Worldwide Privatization
                                        Portfolio


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management
                       Alliance Capital Management L.P.

--------------------------------------------------------------------------------


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT September 29, 2005

                                   FORM OF

PROXY       ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.          PROXY

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 15, 2005


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. The undersigned hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of the AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") to be held at 3:00 p.m., Eastern Time, on November 15, 2005 at the offices of the AllianceBernstein Funds, 1345 Avenue of the Americas, 39th Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director and "FOR" each of the other proposals as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-290-1383


Note: Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.



_________________________________________
Stockholder sign here


_________________________________________
Co-owner sign here

_________________________________________
Date

           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

Americas Government Income Portfolio
Balanced Wealth Strategy Portfolio
Global Bond Portfolio
Global Dollar Government Portfolio
Global Technology Portfolio
Global Research Growth Portfolio
Growth Portfolio Growth and Income Portfolio
High Yield Portfolio
International Portfolio
International Value Portfolio
Large Cap Growth Portfolio
Money Market Portfolio
Real Estate Investment Portfolio
Small Cap Growth Portfolio
Small/Mid Cap Value Portfolio
Total Return Portfolio
Utility Income Portfolio
U.S. Government/High Grade Securities Portfolio
U.S. Large Cap Blended Style Portfolio
Value Portfolio
Wealth Appreciation Strategy Portfolio
Worldwide Privatization Portfolio

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:[_]

[_] To vote FOR all Proposals for the Fund mark this box. No other vote is necessary.


                                           For        Withhold     For All
                                           All          All        Except

1.   To elect Directors                     / /        / /          / /
     of the Fund.

01.  Ruth Block              05.  D. James Guzy
02.  David H. Dievler        06.  William H. Foulk, Jr.
03.  John H. Dobkin          07.  Marc O. Mayer
04.  Michael J. Downey       08.  Marshall C. Turner, Jr.


To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided. __________________________

                                           For        Against       Abstain

2. To approve the amendment and            / /        / /          / /
restatement of the Charter of the Fund
which will repeal in its entirety all
currently existing charter provisions
and substitute in lieu thereof new
provisions set forth in the Form of
Articles of Amendment and Restatement
attached to the Proxy Statement as
Appendix D.

All Portfolios

                                           For        Against       Abstain

3. To approve the amendment,               / /        / /          / /
elimination, or reclassification as
non-fundamental of the fundamental
investment policies regarding:

                                           For        Against      Abstain

    3.A. Diversification.                  / /        / /          / /

All Portfolios except Americas Government Income Portfolio, Global Bond Portfolio, and Global Dollar Government Portfolio

                                           For        Against      Abstain

    3.B. Issuing Senior Securities         / /        / /          / /
         and Borrowing Money.

All Portfolios

                                           For        Against      Abstain

    3.C. Underwriting Securities.          / /        / /          / /

Global Research Growth Portfolio, Global Technology Portfolio, Growth Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Small Cap Growth Portfolio, Total Return Portfolio, U.S. Government/High Grade Securities Portfolio, and U.S. Large Cap Blended Style Portfolio

                                           For        Against      Abstain

    3.D.  Concentration of Investments.    / /        / /          / /

All Portfolios

                                           For        Against      Abstain

    3.E. Real Estate and Companies         / /        / /          / /
         that Deal in Real Estate.

All Portfolios

                                           For        Against      Abstain

    3.F.  Commodities, Commodity           / /        / /          / /
          Contracts and Futures
          Contracts.

All Portfolios except Global Technology Portfolio

                                           For        Against      Abstain

    3.G. Loans.                            / /        / /          / /

All Portfolios

                                           For        Against      Abstain

    3.H.  Joint Securities Trading         / /        / /          / /
          Accounts.

Americas Government Income Portfolio, Global Bond Portfolio, Global Technology Portfolio, High Yield Portfolio, Real Estate Investment Portfolio, Small Cap Growth Portfolio, Utility Income Portfolio, U.S. Government/High Grade Securities Portfolio, and Worldwide Privatization Portfolio

                                           For        Against      Abstain

    3.I. Exercising Control.               / /        / /          / /

All Portfolios except Global Research Growth Portfolio, Growth Portfolio, and U.S. Large Cap Blended Style Portfolio

                                           For        Against      Abstain
    3.J.  Other Investment Companies.      / /        / /          / /

Americas Government Income Portfolio, Global Bond Portfolio, Global Research Growth Portfolio, Global Technology Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Money Market Portfolio, Total Return Portfolio, Utility Income Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.K.  Oil, Gas and Other              / /        / /          / /
          Types of Minerals or Mineral
          Leases.

Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Money Market Portfolio, Real Estate Investment Portfolio, Utility Income Portfolio, and Worldwide Privatization Portfolio

                                           For        Against      Abstain
    3.L.  Purchases of Securities on       / /        / /          / /
          Margin.

All Portfolios except Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio, Value Portfolio, and Wealth Appreciation Strategy Portfolio

                                           For        Against      Abstain

    3.M. Short Sales.                      / /        / /          / /

All Portfolios except Balanced Wealth Strategy Portfolio, Global Research Growth Portfolio, Growth Portfolio, Growth and Income Portfolio, International Value Portfolio, Small/Mid Cap Value Portfolio, U.S. Large Cap Blended Style Portfolio, Value Portfolio, and Wealth Appreciation Strategy Portfolio

                                           For        Against      Abstain
    3.N. Pledging, Hypothecating,          / /        / /          / /
         Mortgaging, or Otherwise
         Encumbering Assets.

All Portfolios except Growth Portfolio and Utility Income Portfolio

                                           For        Against      Abstain

    3.O.  Illiquid or Restricted          / /        / /          / /
          Securities.

Global Bond Portfolio, Global Technology Portfolio, Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.P. Warrants.                         / /        / /          / /

Americas Government Income Portfolio and Global Bond Portfolio

                                           For        Against      Abstain

    3.Q. Unseasoned Companies.             / /        / /          / /

Global Technology Portfolio

                                           For        Against      Abstain

    3.R. Requirement to Invest in          / /        / /          / /
         Specific Investments.

Large Cap Growth Portfolio

                                           For        Against      Abstain

    3.S.  65% Investment Limitation.       / /        / /          / /

U.S. Government/High Grade Securities Portfolio, Utility Income Portfolio, and Worldwide Privatization Portfolio

                                           For        Against      Abstain

    3.T. Securities of Issuers in which    / /        / /          / /
         Officers, Directors, or Partners
         Have an Interest.

Global  Technology  Portfolio,   Growth  and  Income  Portfolio,   International
Portfolio, Large Cap Growth Portfolio, Money Market Portfolio and Total Return Portfolio

                                           For        Against      Abstain

    3.U. Option Transactions.              / /        / /          / /

Amercias Government Income Portfolio, Global Technology Portfolio, Large Cap Growth Portfolio and Money Market Portfolio

                                           For        Against      Abstain

    3.V.  Purchasing Voting or Other       / /        / /          / /
          Securities.

Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, U.S. Government/High Grade Securities Portfolio, and Utility Income Portfolio

                                           For        Against      Abstain

    3.W. Repurchase Agreements.            / /        / /          / /

Growth and Income Portfolio, High Yield Portfolio, International Portfolio, Large Cap Growth Portfolio, Money Market Portfolio, Total Return Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.X. Securities with Maturities        / /        / /          / /
         of Greater Than One Year.

Money Market Portfolio

                                           For        Against      Abstain

    3.Y. Acquisitions of Certain           / /        / /          / /
         Preferred Stock and Debt
         Securities.

High Yield Portfolio, and U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    3.Z. Investments in Government         / /        / /          / /
         Securities Consistent with
         Internal Revenue Code
         Requirements.

U.S. Government/High Grade Securities Portfolio

                                           For        Against      Abstain

    4.A. Approval of the Reclassification  / /        / /          / /
         of a Portfolio's Fundamental
         Investment Objective as
         Non-fundamental.

Americas Government Income Portfolio, Balanced Wealth Strategy Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, Global Technology Portfolio, Global Research Growth Portfolio, High Yield Portfolio, International Value Portfolio, Money Market Portfolio, Small/Mid Cap Value Portfolio, U.S. Government/High Grade Securities Portfolio, U.S. Large Cap Blended Style Portfolio, Value Portfolio and Wealth Appreciation Strategy Portfolio

    4.B.  The Reclassification of
          Revised Investment Objective
          as Non-fundamental and Changes to
          Specific Portfolio's Investment
          Objectives.

                                          For           Against         Abstain

1. Growth Portfolio                       / /             / /             / /

2. Growth and Income Portfolio            / /             / /             / /

3. International Portfolio                / /             / /             / /

4. Large Cap Growth Portfolio             / /             / /             / /

5. Real Estate Investment Portfolio       / /             / /             / /

6. Small Cap Growth Portfolio             / /             / /             / /

7. Total Return Portfolio                 / /             / /             / /

8. Utility Income Portfolio               / /             / /             / /

9. Worldwide Privatization Portfolio      / /             / /             / /

5. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxyholder(s).


Please vote, date, sign and return this proxy card promptly if you are not voting via the Internet or by telephone. You may use the enclosed envelope.


00250.0451 #592027a